SUPPLEMENT TO
                        EQUITABLE ACCUMULATOR(SM) SELECT
                                  (IRA AND NQ)
                       PROSPECTUS DATED DECEMBER 31, 1997

          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES

                                   Issued By:
            The Equitable Life Assurance Society of the United States

--------------------------------------------------------------------------------

This prospectus supplement describes the baseBUILDER(SM) Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit offered to Annuitant issue ages 76 through 83 under the Equitable Accumulator Select (IRA and NQ) prospectus. The baseBUILDER Benefits are not available for Annuitant issue ages 84 and 85. Capitalized terms in this supplement have the same meaning as in the prospectus.

A different version of the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit than the versions discussed on page 20 of the prospectus under "baseBUILDER Benefits" is available for Annuitant issue ages 76 through 83. The charge for this benefit is still 0.30% of the Guaranteed Minimum Income Benefit benefit base in effect on a Processing Date. The versions of the baseBUILDER Benefits described in the prospectus are not available at these Annuitant issue ages. The benefit for Annuitant issue ages 76 through 83 is as discussed below:

         The Guaranteed Minimum Income Benefit may be exercised only within 30 days following the 7th or later Contract Date anniversary, but in no event later than the Annuitant's age 90.

         The period certain will be 90 less the Annuitant's age at election.

The Guaranteed Minimum Death Benefit applicable to the combined benefit is as follows:

         4% Roll Up to Age 85 - On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 85 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.

The Guaranteed Minimum Income Benefit benefit base described on page 27 of the prospectus is as follows:

         The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 4% on each Contract Date anniversary through the Annuitant's age 85, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals.

--------------------------------------------------------------------------------
              Accumulator and baseBUILDER are service marks of The
             Equitable Life Assurance Society of the United States.

SUPPLEMENT DATED DECEMBER 31, 1997

PROS 4ACS SUPP1(1/98)

                                                               DECEMBER 31, 1997


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

           PROFILE OF THE EQUITABLE ACCUMULATOR(SM) SELECT (IRA AND NQ) COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CERTIFICATE. The Equitable Accumulator Select Certificate is a combination variable and fixed deferred annuity issued by Equitable Life. Certificates can be issued as individual retirement annuities (IRAS, which can be either TRADITIONAL IRAS or ROTH IRAS) or as non-qualified annuities (NQ) for after-tax contributions only. The Equitable Accumulator Select Certificate is designed to provide for the accumulation of retirement savings and for income through the investment, during an accumulation phase, of (a) rollover contributions, direct transfers from other individual retirement arrangements and additional IRA contributions or (b) after-tax money.

You may invest in Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also invest in Guarantee Periods (also called GUARANTEED FIXED INTEREST ACCOUNTS) that when held to maturity provide guaranteed interest rates that we have set for your class of Certificate and a guarantee of principal. If you make any transfers or withdrawals, the Guaranteed Fixed Interest Accounts' investment value may increase or decrease until maturity due to interest rate changes. Earnings accumulate under your Certificate on a tax-deferred basis until amounts are distributed. Amounts distributed under the Equitable Accumulator Select Certificate may be subject to income tax.

The Investment Funds offer the potential for better returns than the interest rates guaranteed under Guaranteed Fixed Interest Accounts, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and Guaranteed Fixed Interest Accounts. The value of Guaranteed Fixed Interest Accounts prior to their maturity fluctuates and you can lose money on premature transfers or withdrawals.

The Certificate provides a number of distribution methods during the accumulation phase and for converting to annuity income. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you receive.

                                 --------------
     Accumulator and baseBUILDER are service marks, and Income Manager is a registered service mark of The Equitable Life Assurance
                          Society of the United States.


                                        1
PROS 4ACS(1/98)                                        CATALOG. NO. 127469

You can elect the baseBUILDER(SM) at issue of the Certificate for an additional charge. The baseBUILDER provides a combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit. The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income regardless of investment performance when converting, at specific times, to the Income Manager(R) (Life Annuity with a Period Certain) payout annuity certificate.

2. ANNUITY PAYMENTS. When you are ready to start receiving income, annuity income is available by applying your Certificate's value to an Income Manager payout annuity certificate. You can also have your Certificate's value applied to any of the following ANNUITY BENEFITS: (1) Life Annuity - payments for your life, (2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity - Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2) and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Annuity Benefits (other than the Refund Certain which is only available on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving annuity payments, you cannot change your annuity benefit.

3. PURCHASE. You can purchase an Equitable Accumulator Select IRA Certificate by rolling over or transferring at least $25,000 or more from one or more individual retirement arrangements. Under a Traditional IRA Certificate you may add additional amounts of $1,000 or more at any time (subject to certain restrictions). Additional amounts under a Traditional IRA Certificate are limited to $2,000 per year, but additional rollover or IRA transfer amounts are unlimited. In certain cases, additional amounts may not be added to a Roth IRA Certificate.

An Equitable Accumulator Select NQ Certificate can be purchased with $25,000 or more. Additional amounts of $1,000 or more can be made at anytime (subject to certain restrictions).

4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR TRUST) and EQ Advisors Trust (EQ TRUST). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

HR TRUST INVESTMENT FUNDS                           EQ TRUST INVESTMENT FUNDS
-------------------------            -------------------------------------------------
o Alliance Money Market              o BT Equity 500 Index                 o MFS Research
o Alliance High Yield                o BT Small Company Index              o MFS Emerging Growth Companies
o Alliance Common Stock              o BT International Equity Index       o Morgan Stanley Emerging Markets Equity
o Alliance Aggressive Stock          o JPM Core Bond                       o EQ/Putnam Growth & Income Value
o Alliance Small Cap Growth          o Lazard Large Cap Value              o EQ/Putnam Investors Growth
                                     o Lazard Small Cap Value              o EQ/Putnam International Equity

You may also invest in one or more Guaranteed Fixed Interest Accounts currently maturing in years 1999 through 2008.

5. EXPENSES. The Certificates have expenses as follows: As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks (including the Guaranteed Minimum Death Benefit) at an annual rate of 1.10%, a daily charge is deducted for administration expenses at an annual rate of 0.25%, and a daily distribution charge is deducted for sales expenses at an annual rate of 0.25%. If the baseBUILDER benefit is elected, there is an annual charge of 0.30% expressed as a percentage of the Guaranteed Minimum Income Benefit benefit base.

The charges for the portfolios of HR Trust range from 0.64% to 1.20% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.55% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon EQ Trust portfolios selected. The amounts for HR Trust are based on restated values during 1996 (as well as an expense cap for the Alliance Small Cap Growth portfolio), and the amounts for EQ Trust are based on current expense caps. The 12b-1 fee for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that you would pay under a Certificate, and include the benefit based charge for the baseBUILDER benefit. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                                                         EXAMPLES
                                  TOTAL ANNUAL              TOTAL ANNUAL            TOTAL                Total Annual
                                  CERTIFICATE               PORTFOLIO               ANNUAL               Expenses at End of:
INVESTMENT FUND                   CHARGES                   CHARGES                 CHARGES              (1)       (2)
                                                                                                         1 Year    10 Years
Alliance Money Market             1.60%                     0.64%                   2.24%                $25.93    $294.91
Alliance High Yield               1.60%                     0.91%                   2.51%                $28.61    $321.24
Alliance Common Stock             1.60%                     0.66%                   2.26%                $26.13    $296.88
Alliance Aggressive Stock         1.60%                     0.83%                   2.43%                $27.81    $313.50
Alliance Small Cap Growth         1.60%                     1.20%                   2.80%                $31.48    $348.77
BT Equity 500 Index               1.35%                     0.55%                   1.90%                $25.04    $285.99
BT Small Company Index            1.35%                     0.60%                   1.95%                $25.53    $290.95
BT International Equity Index     1.35%                     0.80%                   2.15%                $27.52    $310.62
JPM Core Bond                     1.35%                     0.80%                   2.15%                $27.52    $310.62
Lazard Large Cap Value            1.35%                     0.90%                   2.25%                $28.51    $320.30
Lazard Small Cap Value            1.35%                     1.20%                   2.55%                $31.48    $348.77
MFS Research                      1.60%                     0.85%                   2.45%                $28.01    $315.46
MFS Emerging Growth
   Companies                      1.60%                     0.85%                   2.45%                $28.01    $315.46
Morgan Stanley Emerging
   Markets Equity                 1.35%                     1.75%                   3.10%                $36.94    $398.94
EQ/Putnam Growth & Income
   Value                          1.60%                     0.85%                   2.45%                $28.01    $315.46
EQ/Putnam Investors Growth        1.60%                     0.85%                   2.45%                $28.01    $315.46
EQ/Putnam International
   Equity                         1.60%                     1.20%                   2.80%                $31.48    $348.76

Total annual portfolio charges may vary from year to year. For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any waiver or limitation. For more detailed information, see the Fee Table in the prospectus.

We also offer other Equitable Accumulator certificates that do not have a distribution charge, but certain withdrawals are subject to a charge which declines to zero after seven years for each contribution. These other certificates may also provide higher guaranteed interest rates for Guaranteed Fixed Interest Accounts. A current prospectus for the Equitable Accumulator with a withdrawal charge instead of a distribution charge may be obtained from your registered representative.

6. TAXES. In most cases, your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, in addition to income tax you may be charged a 10% Federal tax penalty on the taxable amount received.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS. Under both IRA and NQ Certificates: (1) Lump Sum Withdrawals of at least $1,000 taken at any time; and (2) Systematic Withdrawals paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value. Under both The Traditional IRA and Roth IRA Certificates only: (1) Substantially Equal Payment Withdrawals (if you are less than age 59 1/2), paid monthly, quarterly or annually based on life expectancy; and under Traditional IRA Certificates only (2) Minimum Distribution Withdrawals (after you are age 70 1/2), which pays the minimum amount necessary to meet minimum distribution requirements in the Internal Revenue Code.

You also have access to your Certificate's value by surrendering the Certificate. Withdrawals and surrenders are not subject to withdrawal charges, but may be subject to income tax and a tax penalty. Withdrawals from Guaranteed Fixed Interest Accounts prior to their maturity may result in a market value adjustment.

8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. Past performance is not a guarantee of future results.

9. DEATH BENEFIT. If the annuitant dies before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit is equal to your Certificate's value in the Investment Funds and Guaranteed Fixed Interest Accounts, or if greater, the Guaranteed Minimum Death Benefit.

If you are between the ages of 20 through 79, you choose one of two types of Guaranteed Minimum Death Benefit available under the Certificate: a "6% Roll Up to Age 80" and an "Annual Ratchet to Age 80." Both types are described below. Both benefits are based on the amount you initially put in and are adjusted for additional contributions and withdrawals. For ages 80 through 85 a return of the money you have invested under the Certificate will be the Guaranteed Minimum Death Benefit.

6% Roll Up to Age 80 (Not available in New York) -- We add interest to the initial amount at 6% (4% for amounts in the Alliance Money Market Fund and Guaranteed Fixed Interest Accounts) through the annuitant's age 80 (or at the annuitant's death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

Annual Ratchet to Age 80 --The Guaranteed Minimum Death Benefit is reset each year through the Annuitant's age 80 to the Certificate's value, if it is higher than the prior year's Guaranteed Minimum Death Benefit. In New York, the Guaranteed Minimum Death Benefit at the death of the annuitant will never be less than the amounts in the Investment Funds, plus amounts (not reflecting any increase due to interest rate changes) in the Guaranteed Fixed Interest Accounts reflecting guaranteed interest.

10. OTHER INFORMATION.

QUALIFIED PLANS. If the Certificates will be purchased by certain types of plans qualified under Section 401(a), or 401(k) of the Internal Revenue Code, please consult your tax adviser first. Any discussion of taxes in this profile does not apply.

BASEBUILDER BENEFIT. The baseBUILDER (available for annuitant ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. A baseBUILDER benefit (which is different than the one described below) may be available for annuitant issue ages 76 through 83. The baseBUILDER benefit is currently not available in New York.

         Income Benefit - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times) your Certificate's value to the Income Manager (Life Annuity with a Period Certain) payout annuity certificate the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity purchase factors.

         Death Benefit - As part of the baseBUILDER you have the choice, at issue of the Certificate, of two Guaranteed Minimum Death Benefit options: (i) the 6% Roll Up to Age 80 or, (ii) the Annual Ratchet to Age 80. These options are described in "Death Benefit" above.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, and any increase or decrease in the value of any amounts held in the Guaranteed Fixed Interest Accounts, through the date we receive your Certificate. Some states or Federal income tax regulations may require that we calculate the refund differently. In the case of a complete conversion of an existing Traditional IRA Certificate to a Roth IRA, you may cancel your Roth IRA and return to a Traditional IRA by following the instructions in the request for full conversion form available from the Processing Office or your registered representative.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a Guaranteed Fixed Interest Account maturity date, by putting a portion of your money in a particular Guaranteed Fixed Interest Account, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the Guaranteed Fixed Interest Account, such amount will grow to your original investment upon maturity.

DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your contribution to the Alliance Money Market Fund and have it transferred from the Alliance Money Market Fund into the other Investment Funds on a monthly basis over the first twelve months, during which time mortality and expense risks, administration, and distribution charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging -You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.

REBALANCING. You can have your money automatically readjusted among the Investment Funds quarterly, semi-annually or annually in order to retain the investments percentage allocations you select. Rebalancing does not assure a profit or protect against a loss should market prices decline and should be reviewed periodically, as your needs may change.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semi-annual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values and guaranteed rates applicable to Guaranteed Fixed Interest Accounts.

11. INQUIRIES. If you need more information, please contact your registered representative. You may also contact us, at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224

                        EQUITABLE ACCUMULATOR(SM) SELECT
                                  (IRA AND NQ)
                       PROSPECTUS DATED DECEMBER 31, 1997

                             ----------------------
          COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                   Issued By:
            The Equitable Life Assurance Society of the United States
--------------------------------------------------------------------------------

This prospectus describes certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract issued on a group basis or as individual contracts. Enrollment under a group contract is evidenced by issuance of a certificate. Certificates and individual contracts are each referred to as "Certificates." Certificates can be issued as individual retirement annuities (IRAS, which can be either TRADITIONAL IRAS or ROTH IRAS), or non-qualified annuities for after-tax contributions only (NQ). Under IRA Certificates we accept only initial contributions that are rollover contributions or that are direct transfers from other individual retirement arrangements, as described in this prospectus. A minimum initial contribution of $25,000 is required to put an IRA or NQ Certificate into effect.

The Certificates are designed to provide for the accumulation of retirement savings and for income. Contributions accumulate on a tax-deferred basis and can be distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives. There are no withdrawal charges under the Certificates; however an asset-based distribution charge applies for the life of the Certificate.

The Certificates offer investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 17 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.

We invest each Investment Fund in Class IB shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (HR TRUST), and EQ Advisors Trust (EQ TRUST), mutual funds whose shares are purchased by separate accounts of insurance companies. The prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus, describe the investment objectives, policies and risks, of the Portfolios.

                                INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
O  ALLIANCE MONEY MARKET                  O  BT EQUITY 500 INDEX                    O  MFS RESEARCH
O  ALLIANCE HIGH YIELD                    O  BT SMALL COMPANY INDEX                 O  MFS EMERGING GROWTH COMPANIES
O  ALLIANCE COMMON STOCK                  O  BT INTERNATIONAL EQUITY INDEX          O  MORGAN STANLEY EMERGING MARKETS
O  ALLIANCE AGGRESSIVE STOCK              O  JPM CORE BOND                             EQUITY
O  ALLIANCE SMALL CAP GROWTH              O  LAZARD LARGE CAP VALUE                 O  EQ/PUTNAM GROWTH & INCOME VALUE
                                          O  LAZARD SMALL CAP VALUE                 O  EQ/PUTNAM INVESTORS GROWTH
                                                                                    O  EQ/PUTNAM INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set for your class of Certificate (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates. The Guarantee Periods currently available have Expiration Dates of February 15, in years 1999 through 2008.

This prospectus provides information about IRA and NQ Certificates that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by current prospectuses for HR Trust and EQ Trust, both of which you should also read carefully.

Registration statements relating to Separate Account No. 49 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated December 31, 1997, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

--------------------------------------------------------------------------------
    Copyright 1997 The Equitable Life Assurance Society of the United States,
                           New York, New York 10104.
       All rights reserved. Accumulator and baseBUILDER are service marks and Income Manager is a registered service mark
          of The Equitable Life Assurance Society of the United States.

PROS 4ACS (1/98)

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996, its quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1997, and a current report on Form 8-K dated July 10, 1997 are incorporated herein by reference.

      All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

      Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).



















--------------------------------------------------------------------------------
This prospectus dated December 31, 1997 is a revision of Equitable Life's prospectus dated October 1, 1997 for the Equitable Accumulator Select (IRA and
NQ) Certificates, and reflects limited changes in the Certificates and features described in the October prospectus. These Certificates were first offered on October 1, 1997. For convenience, in lieu of a supplement to the October prospectus, the prospectus has been reprinted in its entirety.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PROSPECTUS TABLE OF CONTENTS
--------------------------------------------------------------------------------

GENERAL TERMS                                                             PAGE 4

FEE TABLE                                                                 PAGE 6

PART 1:  EQUITABLE LIFE, THE SEPARATE ACCOUNT
         AND THE INVESTMENT FUNDS                                         PAGE 9
Equitable Life                                                                 9
Separate Account No. 49                                                        9
HR Trust                                                                       9
HR Trust's Manager and Adviser                                                10
EQ Trust                                                                      10
EQ Trust's Manager and Advisers                                               10
Investment Policies and Objectives of HR Trust's
  Portfolios and EQ Trust's Portfolios                                        11

PART 2:  THE GUARANTEED PERIOD
         ACCOUNT                                                         PAGE 13
Guarantee Periods                                                             13
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior
  to the Expiration Date                                                      14
Investments                                                                   14

PART 3:  PROVISIONS OF THE CERTIFICATES
         AND SERVICES WE PROVIDE                                         PAGE 16
What Is the Equitable Accumulator Select?                                     16
Availability of the Certificates                                              16
Joint Ownership                                                               16
Contributions under the Certificates                                          16
Methods of Payment                                                            16
Allocation of Contributions                                                   17
Free Look Period                                                              18
Annuity Account Value                                                         18
Transfers among Investment Options                                            19
Dollar Cost Averaging                                                         19
Rebalancing                                                                   20
baseBUILDER Benefits                                                          20
Guaranteed Minimum Income Benefit                                             20
Death Benefit                                                                 22
How Death Benefit Payment Is Made                                             22
When an NQ Certificate Owner Dies
  before the Annuitant                                                        23
Cash Value                                                                    23
Surrendering the Certificates to Receive
  the Cash Value                                                              23
When Payments Are Made                                                        23
Assignment                                                                    23
Services We Provide                                                           24
Distribution of the Certificates                                              24

PART 4:  DISTRIBUTION METHODS
         UNDER THE CERTIFICATES                                          PAGE 25
Withdrawal Options                                                            25
How Withdrawals Affect Your Guaranteed
  Minimum Income Benefit and Guaranteed
  Minimum Death Benefit                                                       27
Annuity Benefits and Payout Annuity Options                                   27

PART 5:  DEDUCTIONS AND CHARGES                                          PAGE 30
Charges Deducted from the Annuity
  Account Value                                                               30
Charges Deducted from the Investment
  Funds                                                                       30
HR Trust Charges to Portfolios                                                30
EQ Trust Charges to Portfolios                                                31
Group or Sponsored Arrangements                                               31

PART 6:  VOTING RIGHTS                                                   PAGE 33
HR Trust and EQ Trust Voting Rights                                           33
Voting Rights of Others                                                       33
Separate Account Voting Rights                                                33
Changes in Applicable Law                                                     33

PART 7:  TAX ASPECTS OF THE
         CERTIFICATES                                                    PAGE 34
Tax Changes                                                                   34
Taxation of Non-Qualified Annuities                                           34
Charitable Remainder Trusts                                                   35
Special Rules for NQ Certificates Issued
  in Puerto Rico                                                              35
IRA Tax Information                                                           35
Traditional Individual Retirement
  Annuities (Traditional IRAs)                                                36
Roth Individual Retirement Annuities
  (Roth IRAs)                                                                 41
Federal and State Income Tax Withholding                                      45
Other Withholding                                                             45
Impact of Taxes to Equitable Life                                             45
Transfers among Investment Options                                            45

PART 8:  INDEPENDENT ACCOUNTANTS                                         PAGE 46

PART 9:  INVESTMENT PERFORMANCE                                          PAGE 47
Adjusted Historical Performance Data                                          47
Rate of Return Data for Investment Funds                                      48
Communicating Performance Data                                                50
Alliance Money Market Fund Yield
  Information                                                                 51

APPENDIX I: MARKET VALUE
  ADJUSTMENT EXAMPLE                                                     PAGE 52

APPENDIX II: QUALIFIED PLAN
  CERTIFICATES --  NQ CERTIFICATES                                       PAGE 53

APPENDIX III: GUARANTEED MINIMUM
  DEATH BENEFIT EXAMPLE                                                  PAGE 54

STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                                                      PAGE 55

--------------------------------------------------------------------------------
                                  GENERAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE -- The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT -- The individual who is the measuring life for determining benefits under the Certificate. Under NQ Certificates, the Annuitant can be different from the Certificate Owner; under both Traditional and Roth IRA Certificates, the Annuitant and Certificate Owner must be the same individual.

ANNUITY ACCOUNT VALUE -- The sum of the amounts in the Investment Options under the Certificate. See "Annuity Account Value" in Part 3.

ANNUITY COMMENCEMENT DATE -- The date on which Annuity Benefit payments are to commence.

BASEBUILDER(SM) -- Optional protection benefit, consisting of the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit.

BUSINESS DAY -- Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE -- The Cash Value is equal to the Annuity Account Value.

CERTIFICATE -- The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER -- The person who owns a Certificate and has the right to exercise all rights under the Certificate. Under NQ Certificates, the Certificate Owner can be different from the Annuitant; under both Traditional and Roth IRA Certificates, the Certificate Owner must be the same individual as the Annuitant.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTRACT DATE -- The effective date of the Certificates. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR -- The 12-month period beginning on your Contract Date and each anniversary of that date.

EQ TRUST -- EQ Advisors Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested. EQ Financial Consultants, Inc. (EQ FINANCIAL) is the manager of EQ Trust and has appointed advisers for each of the Portfolios.

EXPIRATION DATE -- The date on which a Guarantee Period ends.

GUARANTEED MINIMUM DEATH BENEFIT -- The minimum amount payable upon death of the Annuitant.

GUARANTEED MINIMUM INCOME BENEFIT -- The minimum amount of future guaranteed lifetime income.

GUARANTEE PERIOD -- Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates. Guarantee Periods may also be referred to as Guaranteed Fixed Interest Accounts.

GUARANTEED PERIOD ACCOUNT -- The Account that contains the Guarantee Periods.

GUARANTEED RATE -- The annual interest rate established for each allocation to a Guarantee Period.

HR TRUST -- The  Hudson  River  Trust,  a mutual  fund in which  the  assets  of
separate  accounts  of  insurance  companies  are  invested.   Alliance  Capital
Management L.P. (ALLIANCE) is the manager and adviser to HR Trust.

INVESTMENT FUNDS -- The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS -- The choices for investment: the Investment Funds and each available Guarantee Period.

IRA -- An individual retirement annuity, as defined in Section 408(b) of the Code. There are two types of IRAs, a Traditional IRA, and a Roth IRA which must also meet the requirements of Section 408A of the Code.

JOINT OWNER -- The person who owns an undivided interest in the entire Certificate in conjunction with the Certificate Owner. If a Joint Owner is named, reference to "Certificate Owner," "you" or "your" will apply to both the Certificate Owner and Joint Owner or either of them. Joint Owners may be selected only for NQ Certificates.

MATURITY VALUE -- The amount in a Guarantee Period on its Expiration Date.

NQ  --  An  annuity   contract  which  may  be  purchased  only  with  after-tax contributions, but is not a Roth IRA.

PORTFOLIOS -- The portfolios of HR Trust and EQ Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE -- The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE -- The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 3.

ROTH IRA -- An IRA which must be funded on an after-tax basis, the distributions from which may be tax free under specified circumstances.

SAI -- The statement of additional information for the Separate Account under the Certificates.

SEPARATE ACCOUNT -- Equitable Life's Separate Account No. 49.

TRADITIONAL   IRA  --  An  IRA  which  is   generally   purchased   with  pretax
contributions, the distributions from which are treated as taxable.

TRANSACTION DATE -- The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

VALUATION PERIOD -- Each Business Day together with any preceding non-business days.

--------------------------------------------------------------------------------
                                   FEE TABLE
--------------------------------------------------------------------------------

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificates so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of HR Trust and EQ Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificates, see "Part 5: Deductions and Charges." For a complete description of each trust's charges and expenses, see the prospectuses for HR Trust and EQ Trust.

As explained in Part 2, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 2: The Guaranteed Period Account."

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISKS(1)..............................................................................       1.10%
ADMINISTRATION(2)...........................................................................................       0.25%
DISTRIBUTION(3).............................................................................................       0.25%
                                                                                                                   ====
   TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES...................................................................       1.60%
                                                                                                                   ====
OPTIONAL BENEFIT EXPENSE (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
--------------------------------------------------------------
BASEBUILDER BENEFIT EXPENSE (calculated as a percentage of the Guaranteed Minimum Income
   Benefit benefit base)(4).................................................................................       0.30%

HR TRUST AND EQ TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
-----------------------------------------------------------------------------------------------------
                                                       INVESTMENT                                                 TOTAL
                                                      MANAGEMENT &                              OTHER             ANNUAL
     PORTFOLIOS                                      ADVISORY FEES        12B-1 FEE (5)        EXPENSES          EXPENSES
     ----------                                      -------------        ---------            --------          --------
     HR TRUST
     Alliance Money Market(6)                            0.35%              0.25%                0.04%             0.64%
     Alliance High Yield(6)                              0.60%              0.25%                0.06%             0.91%
     Alliance Common Stock(6)                            0.38%              0.25%                0.03%             0.66%
     Alliance Aggressive Stock (6)                       0.55%              0.25%                0.03%             0.83%
     Alliance Small Cap Growth(6)                        0.90%              0.25%(8)             0.10%             1.20%(8)

     EQ TRUST
     BT Equity 500 Index(7)                              0.25%              0.25%                0.05%             0.55%
     BT Small Company Index(7)                           0.25%              0.25%                0.10%             0.60%
     BT International Equity Index(7)                    0.35%              0.25%                0.20%             0.80%
     JPM Core Bond(7)                                    0.45%              0.25%                0.10%             0.80%
     Lazard Large Cap Value(7)                           0.55%              0.25%                0.10%             0.90%
     Lazard Small Cap Value(7)                           0.80%              0.25%                0.15%             1.20%
     MFS Research(7)                                     0.55%              0.25%                0.05%             0.85%
     MFS Emerging Growth Companies(7)                    0.55%              0.25%                0.05%             0.85%
     Morgan Stanley Emerging Markets Equity(7)           1.15%              0.25%                0.35%             1.75%
     EQ/Putnam Growth & Income Value(7)                  0.55%              0.25%                0.05%             0.85%
     EQ/Putnam Investors Growth(7)                       0.55%              0.25%                0.05%             0.85%
     EQ/Putnam International Equity(7)                   0.70%              0.25%                0.25%             1.20%

-------------------
See footnotes on next page.

-------------------
Notes:

(1) A portion of this charge is for providing the Guaranteed Minimum Death Benefit. See "Mortality and Expense Risks Charge" in Part 5.

(2) We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

(3) The deduction of this charge is subject to regulatory limits. See "Distribution Charge" in Part 5.

(4) If the baseBUILDER Benefit is elected, this charge is deducted annually on each Processing Date. See "baseBUILDER Benefit Charge" in Part 5. For the description of the Guaranteed Minimum Income Benefit benefit base, see "Guaranteed Minimum Income Benefit Benefit Base" in Part 4.

(5) The Class IB shares of HR Trust and EQ Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans") adopted by HR Trust and EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plans provide that HR Trust and EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. The 12b-1 fee will not be increased for the life of the Certificates.

(6) The amounts shown for the Portfolios of HR Trust (other than Alliance Small Cap Growth) have been restated to reflect advisory fees which went into effect as of May 1, 1997. "Other Expenses" are based on average daily net assets in each Portfolio during 1996. The amounts shown for the Alliance Small Cap Growth Portfolio are estimated for 1997 as this Portfolio commenced operations on May 1, 1997 (see footnote 8). The investment management and advisory fees for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of HR Trust. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "HR Trust Charges to Portfolios" in Part 5.

(7) The EQ Trust Portfolios had no operations prior to May 1, 1997. Therefore, the amounts shown as "Other Expenses" for these Portfolios are estimated. The MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity Portfolios of EQ Trust commenced operations on May 1, 1997. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997 (and is offered under this prospectus as of December 31, 1997). The BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value Portfolios commenced operations on December 31, 1997. The maximum investment management and advisory fees for each EQ Trust Portfolio cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, but pursuant to agreement, cannot together with other fees exceed total annual expense limitations (which are the respective amounts shown in the "Total Annual Expenses" column). Absent the expense limitation, we estimate that the other expenses for 1998 for each Portfolio would be 0.285% for BT Equity 500 Index; 0.231% for BT Small Company Index; 0.472% for BT International Equity Index; 0.411% for JPM Core Bond; 0.285% for Lazard Large Cap Value; 0.231% for Lazard Small Cap Value; 0.234% for MFS Research; 0.242% for MFS Emerging Growth Companies; 0.461% for Morgan Stanley Emerging Markets Equity; 0.262% for EQ/Putnam Growth & Income Value; 0.273% for EQ/Putnam Investors Growth; and 0.459% for EQ/Putnam International Equity. See "EQ Trust Charges to Portfolios" in Part 5.

(8) Equitable Distributors Inc. (EDI) has agreed to waive the 0.25% 12b-1 fee to the extent necessary to limit annual expenses for the Alliance Small Cap Growth Portfolio to 1.20% of the average daily net assets of that Portfolio as set forth above. This agreement may be modified by EDI and HR Trust at any time, and there can be no assurance that the 12b-1 fee will not be restored to 0.25% in the future. Absent the fee waiver, we estimate that the annual expenses for 1997 for the Alliance Small Cap Growth Portfolio would have been 1.21%.

We also offer other Equitable Accumulator certificates that do not have a distribution charge, but withdrawals of contributions are subject to a charge which declines to zero after seven years for each contribution. These other certificates may also provide higher Guaranteed Rates for the Guarantee Periods. A current prospectus for the Equitable Accumulator with a withdrawal charge instead of a distribution charge may be obtained from your registered representative.

EXAMPLE
-------

The example below shows the expenses that a hypothetical Certificate Owner (who has elected the baseBUILDER benefit) would pay assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1)

This example should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

--------------------------------------------------------------------------------
AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                                             1 YEAR                     3 YEARS
--------------------------------------------------------------------------------

HR TRUST
Alliance Money Market                        $25.93                     $80.00
Alliance High Yield                           28.61                      88.02
Alliance Common Stock                         26.13                      80.60
Alliance Aggressive Stock                     27.81                      85.64
Alliance Small Cap Growth                     31.48                      96.58

EQ TRUST
BT Equity 500 Index                           25.04                      77.32
BT Small Company Index                        25.53                      78.80
BT International Equity Index                 27.52                      84.77
JPM Core Bond                                 27.52                      84.77
Lazard Large Cap Value                        28.51                      87.73
Lazard Small Cap Value                        31.48                      96.58
MFS Research                                  28.01                      86.24
MFS Emerging Growth Companies                 28.01                      86.24
Morgan Stanley Emerging Markets Equity        36.94                     112.70
EQ/Putnam Growth & Income Value               28.01                      86.24
EQ/Putnam Investors Growth                    28.01                      86.24
EQ/Putnam International Equity                31.48                      96.58

-------------------
Note:

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity at the end of any of the periods shown in the example. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Annuity Benefits and Payout Annuity Options" in Part 4. The example does not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

--------------------------------------------------------------------------------
                  PART 1: EQUITABLE LIFE, THE SEPARATE ACCOUNT
                            AND THE INVESTMENT FUNDS
--------------------------------------------------------------------------------
EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Our home office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (THE HOLDING COMPANY). The largest shareholder of the Holding Company is AXA-UAP (AXA). As of September 30, 1997, AXA beneficially owned 59.0% of the outstanding common stock of the Holding Company. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $272.7 billion of assets as of September 30, 1997.

SEPARATE ACCOUNT NO. 49

Separate Account No. 49 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940, as amended (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of HR Trust and EQ Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's
Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law: (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof;
(3) to transfer the assets we determine to be the share of the class of contracts to which the Certificates belong from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

HR TRUST

HR Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HR Trust. HR Trust commenced operations in January 1976 with a predecessor of its Alliance Common Stock Portfolio. HR Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to HR Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of HR Trust purchase Class IB shares of a corresponding Portfolio of HR Trust. More detailed information about HR Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in the HR Trust prospectus which accompanies this prospectus or in the HR Trust statement of additional information.

HR TRUST'S MANAGER AND ADVISER

HR Trust is managed and advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the 1940 Act. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable Life. On September 30, 1997, Alliance was managing approximately $217.3 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

EQ TRUST

EQ Trust is an open-end management investment company. As a "series type" of mutual fund, EQ Trust issues different series of stock, each of which relates to a different Portfolio of EQ Trust. EQ Trust commenced operations on May 1, 1997. EQ Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQ Trust are reinvested in full and fractional shares of the Portfolio to which they relate. Investment Funds that invest in Portfolios of EQ Trust purchase Class IB shares of a corresponding Portfolio of EQ Trust. More detailed information about EQ Trust, its investment objectives, policies and restrictions, risks, expenses, the Rule 12b-1 Plan relating to the Class IB shares, and all other aspects of its operations appears in the EQ Trust prospectus which accompanies this prospectus or in the EQ Trust statement of additional information.

EQ TRUST'S MANAGER AND ADVISERS

EQ Trust is managed by EQ Financial Consultants, Inc. (EQ FINANCIAL) which, subject to supervision and direction of the Trustees of EQ Trust, has overall responsibility for the general management and administration of EQ Trust. EQ Financial is an investment adviser registered under the 1940 Act, and a broker-dealer registered under the Exchange Act. EQ Financial is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

EQ Financial's main office is located at 1290 Avenue of the Americas, New York, New York 10104.

EQ Financial has entered into investment advisory agreements with Bankers Trust Company, who serves as adviser to the BT Equity 500 Index, BT Small Company Index, and BT International Equity Index Portfolios; J.P. Morgan Investment Management Inc., adviser to the JPM Core Bond Portfolio; Lazard Asset Management, adviser to the Lazard Large Cap Value and Lazard Small Cap Value Portfolios; Massachusetts Financial Services Company, adviser to the MFS Research and MFS Emerging Growth Companies Portfolios; Morgan Stanley Asset Management Inc., adviser to the Morgan Stanley Emerging Markets Equity
Portfolio; and Putnam Investments, adviser to the EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth and EQ/Putnam International Equity Portfolios.

INVESTMENT POLICIES AND OBJECTIVES OF HR TRUST'S PORTFOLIOS AND EQ TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. Set forth below is a summary of the investment policies and objectives of each Portfolio. This summary is qualified in its entirety by reference to the prospectuses for HR Trust and EQ Trust, both of which accompany this prospectus. Please read the prospectuses for each of the trusts carefully before investing.

-------------------------------------------------------------------------------------------------------------------------------
         HR TRUST PORTFOLIO                          INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                 Primarily high-quality U.S. dollar-denominated      High level of current income
                                      money market instruments.                           while preserving assets and
                                                                                          maintaining liquidity
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                   Primarily a diversified mix of high-yield,          High return by maximizing current
                                      fixed-income securities which generally involve     income and, to the extent
                                      greater volatility of price and risk of             consistent with that objective,
                                      principal and income than higher-quality            capital appreciation
                                      fixed-income securities. Lower-quality debt
                                      securities are commonly known as "junk bonds."
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                 Primarily common stock and other equity-type        Long-term growth of capital and
                                      instruments.                                        increasing income
-------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock             Primarily common stocks and other equity-type       Long-term growth of capital
                                      securities issued by quality small- and
                                      intermediate-sized companies with strong growth
                                      prospects and in covered options on those
                                      securities.
-------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth             Primarily U.S. common stocks and other              Long-term growth of capital
                                      equity-type securities issued by smaller
                                      companies that, in the opinion of the adviser,
                                      have favorable growth prospects.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         EQ TRUST PORTFOLIO                          INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                   Invest in a statistically selected sample of        Replicate as closely as possible
                                      the 500 stocks included in the Standard             (before the deduction of
                                      & Poor's 500 Composite Stock Price Index            Portfolio expenses) the total
                                      ("S&P 500").                                        return of the S&P 500
-------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                Invest in a statistically selected sample of        Replicate as closely as possible
                                      the 2,000 stocks included in the Russell 2000       (before the deduction of
                                      Small Stock Index ("Russell 2000").                 Portfolio expenses) the total
                                                                                          return of the Russell 2000
-------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index         Invest in a statistically selected sample of        Replicate as closely as possible
                                      the securities of companies included in the         (before the deduction of
                                      Morgan Stanley Capital International Europe,        Portfolio expenses) the total
                                      Australia, Far East Index ("EAFE"), although        return of the EAFE
                                      not all companies within a country will be
                                      represented in the Portfolio at the same time.
-------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                         Under normal circumstances, all of the              High total return consistent with
                                      Portfolio's assets will, at the time of             moderate risk of capital and
                                      purchase, consist of investment grade               maintenance of liquidity
                                      fixed-income securities rated
                                      BBB or better by Standard and Poor's or
                                      Baa or better by Moody's Investors
                                      Service, Inc. or unrated securities
                                      of comparable quality.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
         EQ TRUST PORTFOLIO                          INVESTMENT POLICY                                OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                Primarily equity securities of United States        Capital appreciation
                                      companies with relatively large market
                                      capitalizations (i.e., companies having market
                                      capitalizations of greater than $1 billion)
                                      that the Portfolio adviser considers to be
                                      inexpensively priced and financially productive.
-------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                Primarily equity securities of United States        Capital appreciation
                                      companies      with      small      market
                                      capitalizations  (i.e.,  companies  having
                                      market  capitalizations  of $1  billion or
                                      less) that the Portfolio adviser considers
                                      inexpensively   priced   and   financially
                                      productive.
-------------------------------------------------------------------------------------------------------------------------------
MFS Research                          A substantial portion of assets invested in         Long-term growth of capital and
                                      common stock or securities convertible              future income
                                      into common stock of companies believed by
                                      the Portfolio adviser to possess better
                                      than average prospects for long-term
                                      growth.

-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth                   Primarily (i.e., at least 80% of its assets         Long-term growth of capital
   Companies                          under normal circumstances) in common stocks of
                                      emerging growth companies that the Portfolio
                                      adviser believes are early in their life cycle
                                      but which have the potential to become major
                                      enterprises.
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging               Primarily equity securities of emerging market      Long-term capital appreciation
   Markets Equity                     country issuers with a focus on those in which
                                      the  Portfolio's   adviser   believes  the
                                      economies are  developing  strongly and in
                                      which  the  markets  are   becoming   more
                                      sophisticated.
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth                      Primarily common stocks that offer potential        Capital growth and, secondarily,
   & Income Value                     for capital growth and may, consistent with the     current income
                                      Portfolio's investment objective, invest in
                                      common stocks that offer potential for current
                                      income.
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth            Primarily common stocks that the Portfolio          Long-term growth of capital and
                                      adviser believes afford the best opportunity        any increased income that results
                                      for long-term capital growth.                       from this growth
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International               Primarily a diversified portfolio of equity         Capital appreciation
   Equity                             securities of companies organized under laws of
                                      countries other than the United States.
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PART 2: THE GUARANTEED PERIOD ACCOUNT
--------------------------------------------------------------------------------
GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable under your class of Certificate to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under other classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account with respect to the Guarantee Periods on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to each such Guarantee Period on such date.

Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1999 through 2008. Not all of these Guarantee Periods will be available for Annuitant ages 76 and above. See "Allocation of Contributions" in
Part 3. Also, the Guarantee Periods may not be available for investment in all states. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

We will not accept  allocations  to a  Guarantee  Period if, on the  Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.

o  The Guaranteed Rate is 3%.

o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of December 10, 1997 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

-------------------------------------------------------------
      GUARANTEE
    PERIODS WITH          GUARANTEED
   EXPIRATION DATE        RATE AS OF            PRICE
  FEBRUARY 15TH OF       DECEMBER 10,        PER $100 OF
    MATURITY YEAR            1997          MATURITY VALUE
-------------------------------------------------------------
        1999                 4.53%             $94.89
        2000                 4.63               90.59
        2001                 4.70               86.39
        2002                 4.73               82.41
        2003                 4.78               78.49
        2004                 4.84               74.65
        2005                 4.86               71.09
        2006                 4.87               67.75
        2007                 4.89               64.49
        2008                 4.83               61.84
-------------------------------------------------------------

Allocation among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.

For example, if you wish to have $100 mature on February 15th of each of years 1999 through 2003, then according to the above table the lump sum contribution you would have to make as of December 10, 1997 would be $432.77 (the sum of the prices per $100 of Maturity Value for each maturity year from 1999 through
2003).

The above example is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted, withdrawals or transfers to be made from Guarantee Periods or for the market value adjustment that would apply to such transactions. Actual calculations will be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 3:

  (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

  (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR SURRENDER PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer-term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

  (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

  (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

  (c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

  (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2) We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in
(1)(c) above.

INVESTMENTS

Amounts allocated to Guarantee Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods will be made. Under the New York

Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed-income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933, as amended (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in the prospectus for your information that relates to the general account (other than market value adjustment interests). The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------
         PART 3: PROVISIONS OF THE CERTIFICATES AND SERVICES WE PROVIDE
--------------------------------------------------------------------------------

WHAT IS THE EQUITABLE ACCUMULATOR SELECT?

The Equitable Accumulator Select is a deferred annuity designed to provide for the accumulation of retirement savings, and for income at a future date. Investment Options available are Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest when held to maturity. Equitable Accumulator Select Certificates can be issued as two different types of individual retirement annuities (IRAS), TRADITIONAL IRAS and ROTH IRAS, or non-qualified annuities (NQ). The provisions of your Certificate may be restricted by applicable laws or regulations. The Certificates may not be available in all states. Your registered representative can provide information about state availability, or you may contact our Processing Office

Earnings generally accumulate on a tax-deferred basis until withdrawn or when distributions become payable. Withdrawals made prior to 59 1/2 may also be subject to tax penalty.

AVAILABILITY OF THE CERTIFICATES

The Certificates are available for Annuitant issue ages 20 through 85. IRA Certificates are not available in Puerto Rico.

When issued with the appropriate endorsement, an NQ Certificate may be purchased by a plan qualified under Section 401(a) of the Code. Such purchases may not be available in all states. Plan fiduciaries considering purchase of a Certificate should read the important information in Appendix II.

JOINT OWNERSHIP

If a Joint Owner is named under an NQ Certificate, both Owners must be of legal age, and joint ownership with non-natural persons is not permitted. Unless otherwise provided in writing, the exercise of any ownership right in the Certificate must be in a written form satisfactory to us and signed by both Owners. A Joint Owner designation supersedes any beneficiary designation (see "Death Benefit" below). This feature may not currently be available in your state. Your registered representative can provide information about state availability, or you may contact our Processing Office.

CONTRIBUTIONS UNDER THE CERTIFICATES

The minimum initial contribution is $25,000. Under Traditional IRA Certificates, we will only accept initial contributions which are either rollover contributions under Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code, or direct custodian-to-custodian transfers from other traditional individual retirement arrangements. Under Roth IRA Certificates, we will only accept rollover contributions from Traditional IRAs, or Roth IRAs, or direct custodian-to-custodian transfers from other Roth IRAs. See "Part 7: Tax Aspects of the Certificates."

Under NQ Certificates, you may make subsequent contributions of at least $1,000 at any time until the Annuitant attains age 86.

Under Traditional IRA Certificates, your subsequent contributions of at least $1,000 may be made at any time until you attain age 86. Subsequent Traditional IRA Certificate contributions may be "regular" IRA contributions (limited to a maximum of $2,000 a year), or rollover contributions or direct transfers as described above.

"Regular" contributions to Traditional IRAs may not be made for the taxable year in which you attain age 70 1/2 or thereafter. Rollover and direct transfer contributions may be made until you attain age 79. However, under the Code, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made. See "Traditional Individual Retirement Annuities (Traditional IRAs)" in Part 7. For the consequences of making a "regular" IRA contribution to your IRA Certificate, also see Part 7.

We will not accept "regular" IRA contributions to Roth IRAs. Rollover and direct custodian-to-custodian transfer contributions can be made any time during your lifetime provided you meet certain requirements. See "Roth Individual Retirement Annuities (Roth IRAs)" in Part 7.

We may refuse to accept any contribution if the sum of all contributions under all accumulation Certificates with the same Annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation certificates/contracts that you own would then total more than $2,500,000.

Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Contributions must be sent to Equitable Life at our Processing Office address designated for contributions. Your initial contribution must be accompanied by a completed application which is acceptable to us. In the event the application information is incomplete or the application is otherwise not acceptable, we may retain your contribution for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay or non-acceptability and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

Wire Transmittals

We will accept, by agreement with broker-dealers who use wire transmittals, transmittal of initial contributions by wire order from the broker-dealer to the Processing Office. Such transmittals must be accompanied by essential information we require to allocate the contribution.

Contributions accepted by wire order will be invested at the value next determined following receipt for contributions allocated to the Investment Funds. Contributions allocated to the Guaranteed Period Account will receive the Guaranteed Rate(s) in effect for the applicable Guarantee Period(s) on the Business Day contributions are received. Wire orders not accompanied by complete information may be retained as described above.

Notwithstanding the acceptance by us of the wire order and the essential information, however, a Certificate generally will not be issued until the receipt and acceptance of a properly completed application. In certain cases we may issue a Certificate based on information forwarded electronically. In these cases, you must sign our Acknowledgment of Receipt form.

Where a signed application is required, no financial transactions will be permitted until such time as we receive such signed application and have issued the Certificate. Where an Acknowledgment of Receipt is required, financial transactions will only be permitted if requested in writing, signed by the Certificate Owner and signature guaranteed until we receive such signed Acknowledgment of Receipt.

After your Certificate has been issued, subsequent contributions may be transmitted by wire.

Section 1035 Exchanges

You may apply the values of an existing NQ life insurance or deferred annuity contract to purchase an Equitable Accumulator Select NQ Certificate in a tax-deferred exchange, if you follow certain procedures. For further information, consult your tax adviser. See also "Taxation of Non-Qualified
Annuities: Withdrawals" in Part 7. In the case of joint ownership, 1035 exchanges will not be permitted unless both owners authorize the exchange.

Automatic Investment Program

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a checking account, bank money market account, or credit union checking account and to be contributed as a subsequent contribution into an NQ or a Traditional IRA Certificate on a monthly or quarterly basis. The minimum amount that will be deducted is $100 monthly and $300 quarterly (subject to the maximum $2,000 annually for Traditional IRAs). AIP subsequent contributions may be made to any Investment Option available under your Certificate. You may elect AIP by properly completing the appropriate form, which is available from your registered representative, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th, or 31st) you wish to have your account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available for Roth IRA Certificates.

You may cancel AIP at any time by notifying our Processing Office in writing at least two business days prior to the next scheduled transaction. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.

ALLOCATION OF CONTRIBUTIONS

You may choose Self-Directed, Principal Assurance or Dollar Cost Averaging allocations.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed for the Transaction Date. A contribution allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

Self-Directed Allocation

You allocate your contributions to one or up to all of the available Investment Options. Allocations among the Investment Options must be in whole percentages.

Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

At Annuitant ages 76 and above, allocations to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

Principal Assurance Allocation

This option (for Annuitant issue ages 20 through 75) assures that your Maturity Value in a specified Guarantee Period will equal your initial contribution on the Guarantee Period's Expiration Date, while at the same time allowing you to invest in the Investment Funds. It may be elected only at issue of your Certificate and assumes no withdrawals or transfers from the Guarantee Period. The maturity year generally may not be later than 10 years nor earlier than seven years from the Contract Date. In order to accomplish this strategy, we will allocate a portion of your initial contribution to the selected Guarantee Period. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 2. The balance of your initial contribution and all subsequent contributions must be allocated under "Self-Directed Allocation" as described above.

If you are applying for a Traditional IRA Certificate, before you select a maturity year that would extend beyond the year in which you will attain age 70 1/2, you should consider your ability to take minimum distributions from other Traditional IRA funds that you may have or from the Investment Funds to the extent possible. See "Traditional Individual Retirement Annuities (Traditional IRAs): Required Minimum Distributions" in Part 7.

Dollar Cost Averaging Allocation

A Special Dollar Cost Averaging program is available for allocation of your initial contribution. Also, a General Dollar Cost Averaging program is available for allocation of your initial contribution, or if elected at a later date, your Annuity Account Value. Both programs are more fully described later in this Part 3 under "Dollar Cost Averaging."

FREE LOOK PERIOD

You have the right to examine your Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look period is extended if your state requires a refund period of longer than 10 days.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states or Federal income tax regulations may require that we calculate the refund differently. If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

We follow these same procedures if you change your mind before you receive your Certificate, but after a contribution has been made. See "Part 7: Tax Aspects of the Certificates" for possible consequences of cancelling your Certificate during the free look period.

In the case of a complete conversion of an existing Equitable Accumulator Select Traditional IRA Certificate to an Equitable Accumulator Select Roth IRA
Certificate, you may cancel your Equitable Accumulator Select Roth IRA Certificate and return to an Equitable Accumulator Select Traditional IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office or your registered representative.

ANNUITY ACCOUNT VALUE

Your Annuity Account Value is the sum of the amounts in the Investment Options.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of each respective trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as each respective trust's fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. See "Part 2: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following:

o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 2: The Guaranteed Period Account."

o At Annuitant age 76 and above, transfers to Guarantee Periods must be limited to those with maturities of five years or less and with maturity dates no later than the February 15th immediately following the Annuity Commencement Date.

o Transfers may not be made to a Guarantee Period with an Expiration Date in the current calendar year, or if the Guaranteed Rate is 3%.

Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

We offer two programs for Dollar Cost Averaging as described below. The main objective of Dollar Cost Averaging is to attempt to shield your investment from short-term price fluctuations. Since approximately the same dollar amounts are transferred from the Alliance Money Market Fund to other Investment Funds periodically, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Dollar  Cost  Averaging  may  not  be  elected  while  the  rebalancing  program
(discussed   below)  or  the  Systematic   Withdrawal  option  (described  under
"Withdrawal Options" in Part 4) is in effect.

Special Dollar Cost Averaging

For Certificate Owners who at issue of the Certificate want to dollar cost average their entire initial contribution from the Alliance Money Market Fund into the other Investment Funds monthly over a period of twelve months, we offer a Special Dollar Cost Averaging program under which the mortality and expense risks charge, the administration charge, and the distribution charge normally deducted from the Alliance Money Market Fund will not be deducted. See "Charges Deducted from the Investment Funds" in Part 5.

General Dollar Cost Averaging

If you have at least $25,000 of Annuity Account Value in the Alliance Money Market Fund, you may choose to have a specified dollar amount or percentage of your Annuity Account Value transferred from the Alliance Money Market Fund to other Investment Funds on a monthly, quarterly or annual basis. This program may be elected at any time.

The minimum amount that may be transferred on each Transaction Date is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Alliance Money Market Fund at the time the program is elected, divided by the number of transfers scheduled to be made each Contract Year.

The transfer date will be the same calendar day of the month as the Contract Date (other than the 29th, 30th or 31st). If, on any transfer date, the Annuity Account Value in the Alliance Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

REBALANCING

We currently offer a rebalancing program under which you authorize us to automatically transfer your Annuity Account Value among the Investment Funds selected by you in order to maintain a particular percentage allocation (which you specify) in such Investment Funds. Such percentages must be in whole numbers. You select the period of time at the end of which the transfers will take place. The period of time may be quarterly, semiannually, or annually on a Contract Year basis on the same day of the month as the Contract Date (other than the 29th, 30th or 31st). The Annuity Account Value allocated to each selected Investment Fund will grow or decline in value at different rates during each time period. Rebalancing automatically reallocates the Annuity Account Value in the chosen Investment Funds at the end of each period to the specified allocation percentages. Rebalancing is intended to transfer specified portions of the Annuity Account Value from those chosen Investment Funds that have increased in value to those chosen Investment Funds that have declined in value. The transfers to and from each chosen Investment Fund will be made at the Accumulation Unit Value next computed after the Transaction Date. Rebalancing is not available for amounts in the Guaranteed Period Account.

Rebalancing does not assure a profit or protect against a loss in declining markets and should be periodically reviewed as your needs may change. You may want to discuss the rebalancing program with your financial adviser before electing such program.

You may elect the rebalancing program at any time by properly completing the appropriate form, which is available from your registered representative or our Processing Office.

You may change your rebalancing allocation percentages or cancel this program at any time by submitting a request in a form satisfactory to us. Such request must be received at our Processing Office at least seven days before the next scheduled rebalancing date. A transfer request from you while the rebalancing program is in effect, will cancel the rebalancing program.

Rebalancing may not be elected if a Dollar Cost Averaging program (discussed above) is in effect.

BASEBUILDER BENEFITS

The baseBUILDER option provides guaranteed benefits in the form of a Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit. The combined benefit is available for Annuitant issue ages 20 through 75 and is subject to an additional charge (see "baseBUILDER Benefit Charge" in Part 5). The baseBUILDER provides a degree of protection while you live (Income Benefit), as well as for your beneficiary should you die. As part of the baseBUILDER you will have a choice of two Guaranteed Minimum Death Benefit options: (i) a 6% Roll Up to Age 80 or (ii) an Annual Ratchet to Age 80 (both options are described below). If you do not elect the baseBUILDER benefit, the Guaranteed Minimum Death Benefit choices are still provided under the Certificate. The baseBUILDER benefit is not currently available in New York.

For Annuitant issue ages 76 through 83, if you are interested in the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, ask your registered representative for a copy of the prospectus supplement describing this benefit. The baseBUILDER benefit is not available for Annuitant issue ages 84 and 85.

The main advantages of the Guaranteed Minimum Income Benefit relate to amounts allocated to the Investment Funds. Before electing the baseBUILDER, you should consider the extent to which you expect to utilize the Investment Funds. You elect the baseBUILDER guaranteed benefits when you apply for a Certificate and once elected, it may not be changed or cancelled.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit provides a minimum amount of guaranteed lifetime income when you apply the Annuity Account Value under your Equitable Accumulator Certificate to an Income Manager(R) (Life Annuity with a Period Certain) payout annuity certificate during the periods of time indicated below. This Income Manager payout annuity certificate provides payments during a period certain with payments continuing for life thereafter. This means that payments will be made for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (period certain) has ended, payments will continue to the beneficiary for the balance of the period certain.

On the Transaction Date that you exercise the Guaranteed Minimum Income Benefit, the annual lifetime income that will be provided under the Income Manager (Life Annuity with a Period Certain) payout annuity certificate will be the greater of
(i) your Guaranteed Minimum Income Benefit, and (ii) the income provided by application of your Annuity

Account Value at our then current annuity purchase factors. The Guaranteed Minimum Income Benefit does not provide an Annuity Account Value or guarantee performance of your Investment Options. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of your Annuity Account Value at current annuity purchase factors. It should therefore be regarded as a safety net.

Illustrated below are Guaranteed Minimum Income Benefit amounts per $100,000 of initial contribution, for a male Annuitant age 60 (at issue) on Contract Date anniversaries as indicated below, assuming no subsequent contributions or withdrawals and assuming there were no allocations to the Alliance Money Market Fund or the Guaranteed Period Account.

-------------------------------------------------------------
                                 GUARANTEED MINIMUM
      CONTRACT DATE        INCOME BENEFIT -- ANNUAL INCOME
      ANNIVERSARY AT            PAYABLE FOR LIFE WITH
        ELECTION               10 YEAR PERIOD CERTAIN
-------------------------------------------------------------
             7                       $  8,992
            10                         12,160
            15                         18,358
-------------------------------------------------------------

Withdrawals will reduce your Guaranteed Minimum Income Benefit, see "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 4.

The Guaranteed Minimum Income Benefit may be exercised only within 30 days following the seventh or later Contract Date anniversary under your Equitable Accumulator Select Certificate. However, it may not be exercised earlier than the Annuitant's age 60, nor later than the Annuitant's age 83; except that for Annuitant issue ages 20 through 44, it may be exercised following the 15th or later Contract Date anniversary.

When you exercise the Guaranteed Minimum Income Benefit, you will receive an Income Manager (Life Annuity with a Period Certain) payout annuity certificate and extinguish your rights in your Equitable Accumulator Select Certificate, with at least the minimum annual income specified and a period certain based on the Annuitant's age at the time the benefit is exercised as follows:

-------------------------------------------------------------
                      LEVEL PAYMENTS*
                                  PERIOD CERTAIN YEARS
         ANNUITANT'S           TRADITIONAL AND
       AGE AT ELECTION            ROTH IRA            NQ
-------------------------------------------------------------
           60 to 75                  10               10
              76                      9               10
              77                      8               10
              78                      7               10
              79                      7               10
              80                      7               10
              81                      7                9
              82                      7                8
              83                      7                7

----------------

* Other forms and period  certains may also be available.  For  Traditional  IRA
  Certificates, please see "Traditional Individual Retirement Annuities (Traditional IRAs): Required Minimum Distributions" in Part 7 to see how this option may be affected if exercised after age 70 1/2.
--------------------------------------------------------------------------------

Payments will start one payment mode from the Contract Date of the Income Manager payout annuity certificate.

Each year on your Contract Date anniversary, if you are eligible to exercise the Guaranteed Minimum Income Benefit, we will send you an eligibility notice illustrating how much income could be provided on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the Guaranteed Minimum Income Benefit by submitting the proper form and returning your Equitable Accumulator Select Certificate. The amount of income you actually receive will be determined on the Transaction Date that we receive your properly completed exercise notice.

You may also apply your Cash Value at any time to an Income Manager (Life Annuity with a Period Certain) payout annuity certificate, and you may always apply your Annuity Account Value to any of our life annuity benefits. The annuity benefits are discussed in Part 4. These benefits differ from the Income Manager payout annuity certificates and may provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity certificates. You may request an illustration from your registered representative.

The Income Manager (Life Annuity with a Period Certain) payout annuity certificates are offered through our prospectus for the Income Manager payout annuities. A copy of the most current version may be obtained from your registered representative. You should read it carefully before you decide to exercise your Guaranteed Minimum Income Benefit.

Successor Annuitant/Certificate Owner

If the successor Annuitant/Certificate Owner (discussed below) elects to continue the Certificate after your death, the Guaranteed Minimum Income Benefit will continue to be available on Contract Date anniversaries specified above based on the Contract Date of your Equitable Accumulator Select Certificate, provided the Guaranteed Minimum Income Benefit is exercised as specified above based on the age of the successor Annuitant/Certificate Owner.

DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of proof satisfactory to us of the Annuitant's death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. If the Certificate is jointly owned, the surviving Owner will be deemed the beneficiary, superseding any other beneficiary designations. (The Joint Owner feature may not currently be available in your state.) The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit described below.

GUARANTEED MINIMUM DEATH BENEFIT

Applicable for Annuitant Issue Ages 20 through 79

You elect either the "6% Roll Up to Age 80" or the "Annual Ratchet to Age 80" Guaranteed Minimum Death Benefit when you apply for a Certificate. Once elected, the benefit may not be changed.

6% Roll Up to Age 80 -- On the Contract Date the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80 (or at the Annuitant's death, if earlier), and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Death Benefit interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described above) will be 6%. The 6% Roll Up to Age 80 is not available in New York.

Annual Ratchet to Age 80 -- On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the Guaranteed Minimum Death Benefit is reset through the Annuitant's age 80, to the Annuity Account Value on a Contract Date anniversary if higher than the then current Guaranteed Minimum Death Benefit, and is adjusted for any subsequent contributions and withdrawals.

Applicable for Annuitant Issue Ages 80 through 85

On the Contract Date, the Guaranteed Minimum Death Benefit is equal to the initial contribution. Thereafter, the initial contribution is adjusted for any subsequent contributions, and any withdrawals.

Withdrawals will reduce your Guaranteed Minimum Death Benefit, see "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 4. For Certificates issued in New York, the Guaranteed Minimum Death Benefit at the Annuitant's death will not be less than the Annuity Account Value in the Investment Funds plus the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Guarantee Periods" in Part 2.

See Appendix III for an example of the calculation of the Guaranteed Minimum Death Benefit.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity benefit you have chosen under your Certificate. If no annuity benefit has been chosen at the time of the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to any exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit to one or more annuity benefits offered by Equitable Life. See "Annuity Benefits and Payout Annuity Options" in Part 4. Note that if you are both the Certificate Owner and the Annuitant, only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary may be elected.

Successor Annuitant/Certificate Owner

If you are both the Certificate Owner and the Annuitant, and if your spouse is the sole primary beneficiary or the Joint Owner under the Certificate, then upon your death your spouse beneficiary may elect to receive the death benefit, or to continue the Certificate and become the successor Annuitant/Certificate Owner by completing the appropriate form and sending it to our Processing Office.

If the successor Annuitant/Certificate Owner elects to continue the Certificate, then on the Contract Date anniversary following your death, the Annuity Account Value will be reset to the then current Guaranteed Minimum Death Benefit if it is higher than the Annuity Account Value as of such date. In determining whether the Guaranteed Minimum Death Benefit will continue to grow, we will use the age (as of the Contract Date anniversary) of the successor Annuitant/Certificate Owner.

WHEN AN NQ CERTIFICATE OWNER DIES BEFORE THE ANNUITANT

When you are not the Annuitant under an NQ Certificate and you die before the Annuity Commencement Date, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Certificate Owner (unless you name a different person as a successor Owner in a written form acceptable to us and send it to our Processing Office). If the Certificate is jointly owned and the first Owner to die is not the Annuitant, the surviving Owner becomes the sole Certificate Owner and will be deemed the "beneficiary" for purposes of the distribution rules described in this section, automatically superseding any other beneficiary designation.

Unless the surviving spouse of the deceased Owner (or in the case of a joint ownership situation, the surviving spouse of the first Owner to die) is the designated beneficiary for this purpose, the entire interest in the Certificate must be distributed under these rules.

The Cash Value in the Certificate must be fully paid to the designated beneficiary (new Owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first Owner to die).

A permissible alternative is for the new Owner to elect to receive such amounts as a life annuity (or payments for a period certain of not longer than the new Owner's life expectancy), with payments beginning no later than December 31st following the calendar year of the non-Annuitant Owner's death. If such an annuity benefit or payments for a period certain is not elected, we will pay any Cash Value in the Certificate on December 31st of the fifth calendar year following the year of your death (or the death of the first Owner to die).

Where a surviving spouse is designated beneficiary or Joint Owner, the spouse may elect to continue the Certificate. No distributions are required as long as the surviving spouse and Annuitant are living.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 2: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to the Annuity Account Value.

SURRENDERING THE CERTIFICATES TO RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while the Annuitant is living and before the Annuity Commencement Date. For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date.

You may receive the Cash Value in a single sum payment or apply it under one or more of the annuity benefits. See "Annuity Benefits and Payout Annuity Options" in Part 4. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments Are Made" below.

For the tax consequences of surrenders, see "Part 7: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted,
(2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account (other than for death benefits) for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

Traditional IRA and Roth IRA Certificates are not assignable or transferable except through surrender to us. They may not be borrowed against or used as collateral for a loan or other obligation.

The NQ Certificates may be assigned at any time before the Annuity Commencement Date and for any purpose other than as collateral or security for a loan. Equitable Life will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 7: Tax Aspects of the Certificates."

SERVICES WE PROVIDE

o  REGULAR REPORTS

   o Statement of your Certificate values as of the last day of the calendar year;

   o Three additional reports of your Certificate values each year;

   o Annual and semiannual statements of each trust; and

   o Written confirmation of financial transactions.

o  TOLL-FREE TELEPHONE SERVICES

   o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

o  PROCESSING OFFICE

   o FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Equitable Life
     Income Management Group
     P.O. Box 13014
     Newark, NJ 07188-0014

   o FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:
     Equitable Life
     c/o First Chicago National Processing Center
     300 Harmon Meadow Boulevard, 3rd Floor
     Attn: Box 13014
     Secaucus, NJ 07094

   o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY REGULAR MAIL:
     Equitable Life
     Income Management Group
     P.O. Box 1547
     Secaucus, NJ 07096-1547

   o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY EXPRESS MAIL:
     Equitable Life
     Income Management Group
     200 Plaza Drive, 4th Floor
     Secaucus, NJ 07096

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect, wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. For 1996, EDI was paid a fee of $1,204,370 for its services under a "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation will not exceed 1.0% annually of the Annuity Account Value on a Contract Date anniversary. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commissions related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

--------------------------------------------------------------------------------
               PART 4: DISTRIBUTION METHODS UNDER THE CERTIFICATES
--------------------------------------------------------------------------------

The Certificates offer several distribution methods specifically designed to provide retirement income. Traditional IRA and Roth IRA Certificates permit Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, and Systematic Withdrawals. Minimum Distribution Withdrawals are available only under Traditional IRA Certificates. NQ Certificates permit Lump Sum Withdrawals and Systematic Withdrawals. The Certificates also offer fixed and variable annuity benefits and Income Manager payout annuity options. Traditional IRA Certificate Owners should consider how the distribution method selected may affect the ability to comply with the minimum distribution rules discussed in "Part 7: Tax Aspects of the Certificates."

For Traditional IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not begun your distribution in the form of a life contingent annuity before that time).

WITHDRAWAL OPTIONS

The Certificates are annuity contracts, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while you are alive.

Withdrawals are not subject to a withdrawal charge. Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2. Withdrawals may be taxable and subject to tax penalty. See "Part 7: Tax Aspects of the Certificates."

As a deterrent to early withdrawal (generally prior to age 59 1/2), the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 7: Tax Aspects of the Certificates."

LUMP SUM WITHDRAWALS
(Available under Traditional IRA, Roth IRA and NQ Certificates)

You may take Lump Sum Withdrawals at any time subject to a minimum withdrawal amount of $1,000. A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value" in Part 3.

To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" in Part 3. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

SYSTEMATIC WITHDRAWALS
(Available under Traditional IRA, Roth IRA and NQ Certificates)

Under Traditional IRA and Roth IRA Certificates this option may be elected only if you are between age 59 1/2 to 70 1/2.

Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual basis. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a Systematic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.

You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Systematic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawal option described above.

Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first. A market value adjustment may apply.

SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS
(Available under Traditional IRA and Roth IRA Certificates)

Substantially Equal Payment Withdrawals provide distributions from the Annuity Account Value of the amounts necessary so that the 10% penalty tax, normally applicable to distributions made prior to age 59 1/2, does not apply. See "Part 7: Tax Aspects of the Certificates." Once distributions begin, they should not be changed or stopped until the later of age 59 1/2 or five years from the date of the first distribution. If you change or stop the distributions or take a Lump Sum Withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under this option and for any interest thereon.

Substantially Equal Payment Withdrawals may be elected at any time if you are below age 59 1/2. You can elect this option by submitting the proper election form. You select the day and the month when the first withdrawal will be made, but it may not be sooner than 28 days after the issue of the Certificate. In no event may you elect to receive the first payment in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate the amount of the distribution under a method we select and payments will be made monthly, quarterly or annually as you select. These payments will continue to be made until we receive written notice from you to cancel this option. Such notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. A Lump Sum Withdrawal taken while Substantially Equal Payment Withdrawals are in effect will cancel such withdrawals. You may elect to start receiving Substantially Equal Payment Withdrawals again, but in no event can the payments start in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate a new distribution amount. As indicated in the preceding paragraph, you may be liable for the 10% penalty tax on Substantially Equal Payment Withdrawals made before cancellation.

Unless you specify otherwise, Substantially Equal Payment Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first. A market value adjustment may apply.

MINIMUM DISTRIBUTION WITHDRAWALS
(Available under Traditional IRA Certificates)

Minimum Distribution Withdrawals provide distributions from the Annuity Account Value of the amounts necessary to meet minimum distribution requirements set forth in the Code. This option may be elected in the year in which you attain age 70 1/2. You can elect Minimum Distribution Withdrawals by submitting the proper election form. The minimum amount we will pay out is $250. You may elect Minimum Distribution Withdrawals for each Certificate you own, subject to our rules then in effect. Currently, Minimum Distribution Withdrawal payments will be made annually.

Unless you specify otherwise, Minimum Distributions Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Example
-------

The chart below illustrates the pattern of payments, under Minimum Distribution Withdrawals for a male who purchases a Traditional IRA Certificate at age 70 with a single contribution of $100,000, with payments commencing at the end of the first Contract Year.


                   PATTERN OF MINIMUM DISTRIBUTION WITHDRAWALS
                       $100,000 SINGLE CONTRIBUTION FOR A
                           SINGLE LIFE -- MALE AGE 70

                 [THE FOLLOWING TABLE WAS REPRESENTED AS AN AREA
                            GRAPH IN THE PROSPECTUS]

                            AGE      AMOUNT WITHDRAWN
                             70           $6,250
                             75           $7,653
                             80           $8,667
                             85           $8,770
                             90           $6,931
                             95           $3,727
                            100           $1,179

                           Assumes 6.0% Rate of Return

Payments are calculated each year based on the Annuity Account Value at the end of each year, using the recalculation method of determining payments. (See "Part 1 -- Minimum Distribution Withdrawals -- Traditional IRA Certificates" in the SAI.) Payments are made annually, and it is further assumed that no Lump Sum Withdrawals are taken.

This example assumes an annual rate of return of 6.0% compounded annually for both the Investment Funds and the Guaranteed Period Account. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return. Your investment results will vary. In addition, this example does not reflect any charges that may be applicable under the Traditional IRA. Such charges would effectively reduce the actual return.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Except as described in the next sentence, each withdrawal will cause a reduction in your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base (described below) on a pro rata basis. Your current Guaranteed Minimum Death Benefit if based on the 6% Roll Up to Age 80, and your Guaranteed Minimum Income Benefit benefit base, will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in any Contract Year is 6% or less of the beginning of Contract Year Guaranteed Minimum Death Benefit. Once a withdrawal is made that causes cumulative withdrawals in a Contract Year to exceed 6% of the beginning of Contract Year Guaranteed Minimum Death Benefit, that withdrawal and any subsequent withdrawals in that Contract Year will cause a pro rata reduction to occur.

Reduction on a dollar-for-dollar basis means your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base are reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of the Annuity Account Value as of the Transaction Date that is being withdrawn and we reduce your current Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit benefit base by that same percentage. For example, if your Annuity Account Value is $30,000 and you withdraw $12,000 you have withdrawn 40% ($12,000/$30,000) of your Annuity Account Value. If your Guaranteed Minimum Death Benefit was $40,000 prior to the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new Guaranteed Minimum Death Benefit after the withdrawal would be $24,000 ($40,000
- $16,000).

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your Guaranteed Minimum Death Benefit or Guaranteed Minimum Income Benefit.

GUARANTEED MINIMUM INCOME BENEFIT BENEFIT BASE

The Guaranteed Minimum Income Benefit benefit base is equal to the initial contribution on the Contract Date. Thereafter, the Guaranteed Minimum Income Benefit benefit base is credited with interest at 6% (4% for amounts in the Alliance Money Market Fund and the Guarantee Periods, except as indicated below) on each Contract Date anniversary through the Annuitant's age 80, and 0% thereafter, and is adjusted for any subsequent contributions and withdrawals. The Guaranteed Minimum Income Benefit benefit base interest applicable to amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program (described in Part 3) will be 6%.

Your Guaranteed Minimum Income Benefit benefit base is applied to guaranteed minimum annuity purchase factors to determine the Guaranteed Minimum Income Benefit. The guaranteed minimum annuity purchase factors are based on (i) interest at 2.5% if the Guaranteed Minimum Income Benefit is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality tables that assume increasing longevity. These interest and mortality factors are generally more conservative than the basis underlying current annuity purchase factors, which means that they would produce less periodic income for an equal amount applied.

Your Guaranteed Minimum Income Benefit benefit base does not create an Annuity Account Value or a Cash Value and is used solely for purposes of calculating your Guaranteed Minimum Income Benefit.

ANNUITY BENEFITS AND PAYOUT ANNUITY OPTIONS

The Equitable Accumulator Select Certificates offer annuity benefits and Income Manager payout annuity options, described below, for providing retirement income.

ANNUITY BENEFITS

Annuity benefits under the Equitable Accumulator Select Certificates provide periodic payments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office anytime before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, based on the issue age of the Annuitant, the Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday (may be different in some states).

Before the Annuity Commencement Date, we will send a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay fixed annuity benefits on the "normal form" indicated for your Certificate as of the Annuity Commencement Date. The amount applied to provide the annuity benefit will be the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an annuity benefit prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

Annuity Forms

o Life Annuity: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as the Annuitant is living.

o Life Annuity -- Period Certain: This annuity form also guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (the "certain period") has ended, payments will continue to the beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity -- Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity -- period certain and the life annuity -- refund certain are available on either a single life or joint and survivor life basis.

The annuity forms outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for the Annuitant. Variable income annuities may be funded through the Investment Funds through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Funds. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your registered representative can provide details.

For each annuity benefit, we will issue a separate written agreement putting the benefit into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity form, the Annuitant's age (or the Annuitant's and joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity form is chosen and payments have commenced, no change can be made.

If, at the time you elect an annuity form, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

INCOME MANAGER PAYOUT ANNUITY OPTIONS

Under Equitable Accumulator Select Certificates, you may apply your Annuity Account Value to an Income Manager (Life Annuity with a Period Certain) payout annuity certificate, or an Income Manager (Period Certain) payout annuity certificate. The Income Manager (Life Annuity with a Period Certain) payout annuity certificates provide guaranteed payments for the Annuitant's life or for the Annuitant's life and the life of a joint Annuitant. Income Manager (Period Certain) payout annuity certificates provide payments for a specified period.
The Certificate Owner and Annuitant must meet the issue age and payment requirements. Income Manager payout annuity certificates provide guaranteed level (Traditional, Roth IRA and NQ Certificates) payments under both forms of certificate, or guaranteed increasing (NQ Certificates) payments under only Income Manager (Life Annuity with a Period Certain) payout annuity certificates.

If you apply a part of the Annuity Account Value under any of the above Income Manager payout annuity certificates, it will be considered a withdrawal. See "Withdrawal Options" above. Amounts received under the Income Manager payout annuity certificates in such case will be taxable as withdrawals. See Part 7, "Tax Aspects of the Certificates."

No subsequent contributions will be permitted under an Income Manager (Life Annuity with a Period Certain) payout annuity certificate.

The payout annuities are described in our prospectus for the Income Manager. Copies of the most current version are available from your registered representative. To purchase an Income Manager payout annuity certificate we also require the return of your Equitable Accumulator Select Certificate. An Income Manager payout annuity certificate will be issued to put one of the payout annuity options into effect. Depending upon your circumstances, this may be accomplished on a tax-free basis. Consult your tax adviser.

--------------------------------------------------------------------------------
                         PART 5: DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------

CHARGES DEDUCTED FROM THE ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. Unless otherwise indicated, the charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under group or sponsored arrangements. See "Group or Sponsored Arrangements" below.

baseBUILDER Benefit Charge

If you elect the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit, we deduct a charge annually on each Processing Date. The charge is equal to a percentage of the Guaranteed Minimum Income Benefit benefit base in effect on the Processing Date. The percentage is equal to 0.30%. The Guaranteed Minimum Income Benefit benefit base is described under "How Withdrawals Affect Your Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit" in Part 4.

This charge will be deducted from your Annuity Account Value in the Investment Funds on a pro rata basis. If there is insufficient value in the Investment Funds, all or a portion of such charge will be deducted from the Guarantee Periods in order of the earliest Expiration Date(s) first. A market value adjustment may apply. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 2.

Charges for State Premium and Other Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally, we deduct this charge from the amount applied to provide an annuity benefit. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25% for Traditional and Roth IRA Certificates, and from 0% to 3.5% for NQ Certificates (1% in Puerto Rico and 5% in the Virgin Islands).

CHARGES DEDUCTED FROM THE INVESTMENT FUNDS

Mortality and Expense Risks Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks, including the Guaranteed Minimum Death Benefit. The daily charge is at the rate of 0.003032%, which is equivalent to an annual rate of 1.10%, on the assets in each Investment Fund.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed Minimum Death Benefit exceeds the Cash Value of the Certificate. The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Administration Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for administration expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. We reserve the right to increase this charge to an annual rate of 0.35%, the maximum permitted under the Certificates.

Distribution Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for sales expenses. The daily charge is at a rate of 0.000695% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. This charge will never exceed applicable regulatory limitations.

We also offer other Equitable Accumulator certificates that do not have a distribution charge, but withdrawals of contributions are subject to a charge which declines to zero after seven years for each contribution. These other certificates may also provide higher Guaranteed Rates for the Guarantee Periods. A current prospectus for the Equitable Accumulator with a withdrawal charge instead of a distribution charge may be obtained from your registered representative.

HR TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against HR Trust's assets, the 12b-1 fee, direct operating expenses of HR Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of HR Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

-------------------------------------------------------------
                           AVERAGE DAILY ASSETS
               ----------------------------------------------
                 FIRST    NEXT     NEXT     NEXT
                 $750     $750      $1      $2.5    THERE-
                MILLION  MILLION  BILLION  BILLION  AFTER
-------------------------------------------------------------
Alliance
   Money
   Market       0.350%   0.325%   0.300%   0.280%   0.270%
Alliance High
   Yield        0.600%   0.575%   0.550%   0.530%   0.520%
Alliance
   Common
   Stock        0.475%   0.425%   0.375%   0.355%   0.345%*
Alliance
   Aggressive
   Stock        0.625%   0.575%   0.525%   0.500%   0.475%
Alliance Small
   Cap Growth   0.900%   0.850%   0.825%   0.800%   0.775%

-------------------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.
--------------------------------------------------------------------------------

Investment advisory fees are established under HR Trust's investment advisory agreements between HR Trust and its investment adviser, Alliance.

The Rule 12b-1 Plan provides that HR Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. EDI is currently waiving a portion of the 12b-1 fee with respect to the Alliance Small Cap Growth Portfolio. Fees and expenses are described more fully in the HR Trust prospectus.

EQ TRUST CHARGES TO PORTFOLIOS

Investment management fees charged daily against EQ Trust's assets, the 12b-1 fee, direct operating expenses of EQ Trust (such as trustees' fees, expenses of independent auditors and legal counsel, administrative service fees, custodian fees, and liability insurance), and certain investment-related expenses of EQ Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The investment management fees paid annually by the Portfolio cannot be changed without a vote by shareholders. They are as follows:

-------------------------------------------------------------
                                           AVERAGE DAILY
                                             NET ASSETS
                                        ---------------------
BT Equity 500 Index                            0.25%
BT Small Company Index                         0.25%
BT International Equity Index                  0.35%
JPM Core Bond                                  0.45%
Lazard Large Cap Value                         0.55%
Lazard Small Cap Value                         0.80%
MFS Research                                   0.55%
MFS Emerging Growth Companies                  0.55%
Morgan Stanley Emerging
   Markets Equity                              1.15%
EQ/Putnam Growth & Income Value                0.55%
EQ/Putnam Investors Growth                     0.55%
EQ/Putnam International Equity                 0.70%
-------------------------------------------------------------

Investment management fees are established under EQ Trust's Investment Management Agreement between EQ Trust and its investment manager, EQ Financial. EQ Financial has entered into expense limitation agreements with EQ Trust, with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and to assume other expenses so that the total operating expenses of each Portfolio are limited to: 0.55% of the respective average daily net assets of the BT Equity 500 Index Portfolio; 0.60% for the BT Small Company Index Portfolio; 0.80% for the BT International Equity Index and JPM Core Bond Portfolios; 0.85% for the MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, and EQ/Putnam Investors Growth Portfolios; 0.90% for the Lazard Large Cap Portfolio; 1.20% for the Lazard Small Cap Value and EQ/Putnam International Equity Portfolios; and 1.75% for the Morgan Stanley Emerging Markets Equity Portfolio. See the prospectus for EQ Trust for more information.

The Rule 12b-1 Plan provides that EQ Trust, on behalf of each Portfolio, may pay annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. This fee will not be increased for the life of the Certificates. Fees and expenses are described more fully in the EQ Trust prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the mortality and expense risks charge, the distribution charge, or change the minimum initial contribution requirements. We may also change the Guaranteed Minimum Death Benefit and the Guaranteed Minimum Income Benefit. We may also offer Investment Funds investing in Class IA shares of HR Trust and EQ Trust, which are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for

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

Traditional IRA and Roth IRA Certificates. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We may also establish different Guaranteed Rates for the Guarantee Periods under different classes of Certificates for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variations will reflect differences in costs or services and will not be unfairly discriminatory.

Group or  sponsored  arrangements  may be  governed  by the Code,  the  Employee
Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS, TRUSTEES, AND OTHERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER SUCH PROGRAMS SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

--------------------------------------------------------------------------------
                              PART 6: VOTING RIGHTS
--------------------------------------------------------------------------------

HR TRUST AND EQ TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HR Trust and EQ Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect each trust's Board of Trustees,

o  to ratify the selection of independent auditors for each trust, and

o on any other matters described in each trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HR Trust is a Massachusetts business trust and EQ Trust is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each share of each trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Trust shares currently are sold only to our separate accounts. HR Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Certificate Owners, we currently do not foresee any disadvantages arising out of this. HR Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HR Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in an Investment Fund divided by the Accumulation Unit Value for that Investment Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

--------------------------------------------------------------------------------
                     PART 7: TAX ASPECTS OF THE CERTIFICATES
--------------------------------------------------------------------------------

This Part of the prospectus generally covers our understanding of the current Federal income tax rules that apply to NQ, Traditional IRA, and Roth IRA Certificates owned by United States taxpayers.

This Part does not apply to NQ Certificates used as the investment vehicle for qualified plans discussed in Appendix II.

This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes, Federal income tax and withholding rules for non-U.S. taxpayers, or Federal gift and estate taxes. A gift or estate tax transfer may arise whenever payments or contract rights are provided to someone other than the original owner of the Certificates. Please consult a tax adviser when considering the tax aspects of the Certificates.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities and individual retirement arrangements. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws and, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF NON-QUALIFIED ANNUITIES

This section generally covers our understanding of the current Federal income tax laws that apply to a non-qualified annuity purchased with only after-tax dollars and not subject to any special retirement plan rules.

Equitable Life has designed the NQ Certificate to qualify as an "annuity" for purposes of Federal income tax law. Gains in the Annuity Account Value of the Certificate generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Certificate fails the investment diversification requirements; (2) if an individual transfers a Certificate, for example, as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Certificate will be treated as a distribution of that portion of the Certificate; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity certificate or contract during any calendar year to the same taxpayer, the certificates or contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Certificate unless an exception under the Code applies.

Withdrawals

Prior to the Annuity Commencement Date, any withdrawals which do not terminate your total interest in the NQ Certificate are taxable to you as ordinary income to the extent there has been a gain in the Annuity Account Value, and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below. The balance of the distribution is treated as a return of the "investment" or "basis" in the Certificate and is not taxable. Generally, the investment or basis in the NQ Certificate equals the contributions made, less any amounts previously withdrawn which were not taxable. If your Equitable Accumulator Select NQ Certificate was issued as a result of a tax-free exchange of another NQ life insurance or deferred annuity contract as described in "Methods of
Payment: Section 1035 Exchanges" in Part 3, your investment in that original contract generally is treated as the basis in the Equitable Accumulator Select NQ Certificate regardless of the value of that original contract at the time of the exchange. Special rules may apply if contributions made to another annuity certificate or contract prior to August 14, 1982 are transferred to a Certificate in a tax-free exchange. To take advantage of these rules, you must notify us prior to such an exchange.

If you surrender or cancel the NQ Certificate, the distribution is taxable to the extent it exceeds the investment in the NQ Certificate.

Annuity Payments

Once annuity payments begin, a portion of each payment is considered to be a tax-free recovery of investment based on the ratio of the investment to the expected return under the NQ Certificate. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax free. In the case of a life annuity, after the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

Early Distribution Penalty Tax

In addition to income tax, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2, (2) made on or after the taxpayer's death, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity certificate or contract prior to August 14, 1982 which are transferred to the Certificate in a tax-free exchange.

Payments as a Result of Death

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 3, the beneficiary is generally subject to the same tax treatment as would apply to you, had you surrendered the Certificate (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Certificate.

The Certificate provides a minimum guaranteed death benefit that in certain circumstances may be greater than either the contributions made or the Annuity Account Value. This provision provides investment protection against an untimely termination of a Certificate on the death of an Annuitant at a time when the Certificate's Annuity Account Value might otherwise have provided a lower benefit. Although we do not believe that the provision of this benefit should have any adverse tax effect, it is possible that the IRS could take a contrary position and could assert that some portion of the charges for the minimum guaranteed death benefit should be treated for Federal income tax purposes as a partial withdrawal from the Certificate. If this were so, such a deemed withdrawal could be taxable, and for Certificate Owners under age 59 1/2, also subject to tax penalty.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. That is, in the case of a contract where the owner and annuitant are different, even though the annuity contract could continue because the annuitant has not died, Federal tax law requires that the person who succeeds as owner of the contract take taxable distribution of the contract within a specified period of time. This includes the surviving Joint Owner in a nonspousal joint ownership situation. See "When an NQ Certificate Owner Dies before the Annuitant" in Part 3.

CHARITABLE REMAINDER TRUSTS

On April 17, 1997, the IRS issued proposed regulations concerning charitable remainder trusts (CRTS). The preamble to the proposed regulation indicates that the IRS is studying whether the use of deferred annuities or other assets offering similar tax benefits causes a CRT to fail to qualify as a CRT under the tax law. The IRS also issued a Revenue Procedure which indicates that effective such date it will no longer issue rulings that a trust qualifies as a CRT in situations where the timing of trust income can be controlled to take advantage of the difference between trust income and taxable income for the benefit of the unitrust recipient.

SPECIAL RULES FOR NQ CERTIFICATES ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from NQ Certificates as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ Certificates is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Certificate may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IRA TAX INFORMATION

The term "IRA" may generally refer to all individual retirement arrangements, including individual retirement accounts and individual retirement annuities. In addition to being available in both trusteed or custodial account form or individual annuity form, there are many varieties of IRAs. There are "Traditional IRAs" which are generally funded on a pretax basis. There are Roth IRAs, newly available in 1998, which must be funded on an after-tax basis. SEP-IRAs (including SARSEP-IRAs) and SIMPLE-IRAs are issued and funded in connection with employer-sponsored retire-

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

ment plans. There are also Education IRAs, which are not discussed herein because they are not available in individual retirement annuity form. As the Equitable Accumulator Select Roth IRA is an individual retirement annuity, the term "Roth IRA" refers to a Roth individual retirement annuity unless the context requires otherwise.

There is no limit to the number of IRAs (including Roth IRAs) you may establish or maintain as long as you meet the requirements for establishing and funding the IRA. However, if you maintain multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. You should be aware that all types of IRAs are subject to certain restrictions in order to qualify for special treatment under the Federal tax law.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

This  prospectus  contains the  information  which the Internal  Revenue Service
(IRS) requires to be disclosed to an individual before he or she purchases a Traditional IRA.

The Equitable Accumulator Select IRA Certificate is designed to qualify as a Traditional IRA under Section 408(b) of the Code. Your rights under the IRA Certificate cannot be forfeited.

This prospectus covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that a Traditional IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

This prospectus provides our general understanding of applicable Federal income tax rules, but does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Traditional IRA Certificates.

Further information on Traditional IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in IRS Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Equitable Accumulator Select IRA Certificate has been approved by the IRS as to form for use as a Traditional IRA. This IRS approval is a determination only as to the form of the annuity, does not represent a determination of the merits of the annuity as an investment, and may not address certain features under the Equitable Accumulator Select IRA Certificate.

Cancellation

You can cancel a Certificate issued as a Traditional IRA by following the directions in Part 3 under "Free Look Period." Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled Traditional IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Certificate, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.

Contributions to Traditional IRAs

Individuals may make three different types of contributions to purchase a Traditional IRA, or as later additions to an existing Traditional IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other traditional individual retirement arrangements ("direct transfers").

The initial contribution to the Certificate must be either a rollover or a direct custodian-to-custodian transfer. See "Tax-Free Transfers and Rollovers" discussed below. Any subsequent contributions you make may be any of rollovers, direct transfers or "regular" Traditional IRA contributions. See "Contributions under the Certificates" in Part 3. The immediately following discussion relates to "regular" Traditional IRA contributions. For the reasons noted in "Tax-Free Transfers and Rollovers" below, you should consult with your tax adviser before making any subsequent contributions to a Traditional IRA which is intended to serve as a "conduit" IRA.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs (including Roth IRAs) by an individual in any taxable year. The above limit may be less when the individual's earnings are below $2,000. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Traditional IRA.

Where married individuals file joint income tax returns, their compensation effectively can be aggregated for purposes of determining the permissible amount of regular contributions to Traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Traditional IRAs and vice versa.) The maximum amount may be less if earnings are less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and

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

Roth individual retirement arrangements. Each spouse owns his or her individual retirement arrangements (Traditional and Roth IRA) even if contributions were fully funded by the other spouse.

The amount of Traditional IRA contributions for a tax year that an individual can deduct depends on whether the individual is covered by an employer-sponsored tax-favored retirement plan. An employer-sponsored tax-favored retirement plan includes a qualified plan, a tax-sheltered account or annuity under Section 403(b) of the Code (TSA) or a simplified employee pension plan. In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

Regardless of adjusted gross income (AGI), you may make deductible contributions to a Traditional IRA for each tax year up to the lesser of $2,000 or 100% of compensation (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) if not covered by a retirement plan.

If the individual is single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $30,000 and $40,000. This amount will be indexed every year until 2005. If the individual is married and files a joint return, and the individual is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for Traditional IRA contributions phases out with AGI between $50,000 and $60,000. This amount will be indexed every year until 2007.

Married individuals filing separately and living apart at all times are not treated as being married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000. To determine the deductible amount of the contribution with the phase out, the individual determines AGI and subtracts $30,000 if the individual is a single person, $50,000 if the individual is married and files a joint return with the spouse. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for Traditional IRA contributions using the following formula:

                                Maximum           Adjusted
  $10,000 - Excess AGI    x   Permissible   =      Dollar
  --------------------           Dollar           Deduction
        $10,000                Deduction            Limit

Traditional IRA contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal individual retirement arrangement for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

An individual not eligible to deduct part or all of the Traditional IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the individual's Traditional IRA (or the nonworking spouse's Traditional IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions" below. Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from Traditional IRA Certificates" below.

An individual making nondeductible contributions in any taxable year, or any individual who has made nondeductible contributions to a Traditional IRA in prior years and is receiving amounts from any Traditional IRA must file the required information with the IRS. Moreover, individuals making nondeductible Traditional IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in all Traditional IRAs are fully distributed.

EXCESS CONTRIBUTIONS

Excess contributions to a Traditional IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" Traditional IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution" (without regard to the deductibility or nondeductibility of Traditional IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover Traditional IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's Federal income tax return for the tax year (including extensions) is not includable in income and therefore is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings

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

attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the Traditional IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

TAX-FREE TRANSFERS AND ROLLOVERS

Tax-free rollover contributions may be made to a Traditional IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other traditional individual retirement arrangements.

The rollover amount must be transferred to the Certificate either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another traditional individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally, the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax free to a Traditional IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more. Any amount contributed to a Traditional IRA after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Under some circumstances, amounts from a Certificate may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" Traditional IRA treatment, the source of funds used to establish the Traditional IRA must be a rollover contribution from the qualified plan and the entire amount received from the Traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to the Certificate which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

Under the conditions and limitations of the Code, an individual may elect for each Traditional IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free treatment applies to amounts withdrawn from the Certificate and rolled over into other traditional individual retirement arrangements unless the distribution was received under an inherited Traditional IRA. Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan. In some cases, Traditional IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

DISTRIBUTIONS FROM TRADITIONAL IRA CERTIFICATES

Income or gains on contributions under Traditional IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions. Except as discussed below, the amount of any distribution from a Traditional IRA is fully includable as ordinary income by the individual in gross income.

If the individual has made nondeductible IRA contributions to any Traditional IRA (whether or not this particular arrangement), those contributions are recovered tax free when distributions are received. The individual must keep records of all such nondeductible contributions. At the end of each tax year in which the individual has received a distribution from any traditional individual retirement arrangement, the individual determines a ratio of the total nondeductible

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

Traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all Traditional IRAs held by the individual at the end of the tax year (including rollover Traditional IRAs) plus all Traditional IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the Traditional IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70 1/2) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions" above, (2) the entire amount received is rolled over to another traditional individual retirement arrangement (see "Tax-Free Transfers and Rollovers" above) or (3) in certain limited circumstances, where the Traditional IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that permits rollover contributions.

Distributions from a Traditional IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS

The minimum distribution rules require Traditional IRA owners to start taking annual distributions from their retirement plans by age 70 1/2. The distribution requirements are designed to provide for distribution of the owner's interest in the IRA over the owner's life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions in the Code to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three-month (January 1 - April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

There are two approaches to taking minimum distributions -- "account based" or "annuity based" -- and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

An account-based minimum distribution approach may be a lump sum payment, or periodic withdrawals made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. An annuity-based approach involves application of the Annuity Account Value to an annuity for the life of the individual or the joint lives of the individual and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Your required minimum distribution for any taxable year is calculated by taking into account the required minimum distribution from each of your traditional individual retirement arrangements. The IRS, however, does not require that you make the required distribution from each traditional individual retirement arrangement that you maintain. As long as the total amount distributed annually satisfies your overall minimum distribution requirement, you may choose to take your annual required distribution from any one or more traditional individual retirement arrangements that you maintain.

An individual may recompute his or her minimum distribution amount each year based on the individual's current life expectancy as well as that of the spouse. No recomputation is permitted, however, for a beneficiary other than a spouse.

An individual who has been computing minimum distributions with respect to Traditional IRA funds on an account-based approach (discussed above) may subsequently apply such funds to a life annuity-based payout, provided that the individual had elected to recalculate life expectancy annually (and the spouse's life expectancy if a spousal joint annuity is selected). For example, if you anticipate exercising your Guaranteed Minimum Income Benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require

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

may result in disqualification of your Traditional IRA. See "Tax Penalty for Insufficient Distributions" below.

Except as described in the next sentence, if the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. (The IRS has indicated that an exception to the rule that payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death applies if the beneficiary of the Traditional IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the Traditional IRA his or her own" and halt distributions until he or she reaches age 70 1/2.)

If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Certificate must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited Traditional IRA into the surviving spouse's own Traditional IRA.

TAXATION OF DEATH BENEFITS

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

If your spouse is the sole primary beneficiary and elects to become the successor Annuitant and Certificate Owner, no death benefit is payable until the surviving spouse's death.

GUARANTEED MINIMUM DEATH BENEFIT

The Code provides that no part of an individual retirement account may be invested in life insurance contracts. Treasury Regulations provide that an individual retirement account may be invested in an annuity contract which provides a death benefit of the greater of premiums paid or the contract's cash value. Your Certificate provides a minimum death benefit guarantee that in certain circumstances may be greater than either of contributions made or the Annuity Account Value. Although there is no ruling regarding the type of minimum death benefit guarantee provided by the Certificate, Equitable Life believes that the Certificate's minimum death benefit guarantee should not adversely affect the qualification of the Certificate as a Traditional IRA. Nevertheless, it is possible that the IRS could disagree, or take the position that some portion of the charge in the Certificate for the minimum death benefit guarantee should be treated for Federal income tax purposes as a taxable partial withdrawal from the Certificate. If this were so, such a deemed withdrawal would also be subject to tax penalty for Certificate Owners under age 59 1/2.

PROHIBITED TRANSACTION

A Traditional IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the Traditional IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions" below.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of Traditional IRA distributions will be subject to a 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or (4) in accordance with the exception outlined below if you are under 59 1/2. Also not subject to penalty tax are IRA distributions used to pay (5) certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals, (6) qualified first-time home buyer expense payments, or
(7) higher educational expense payments, all as defined in the Code.

A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax. To permit you to meet this exception, Equitable Life has two options: Substantially Equal Payment Withdrawals and the Income Manager (Life Annuity with a Period Certain) payout annuity certificates, both of which are described in Part 4. The version of the Income Manager payout annuity certificates which would meet this exception must provide level payments for life. If you are a Traditional IRA Certificate Owner who will be under age 59 1/2 as of the date the first payment is expected to be received and you choose either option, Equitable Life will calculate the substantially equal annual payments under a method we will select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although Substantially Equal Payment With-

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

drawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Distributions from Traditional IRA Certificates" above. Once Substantially Equal Payment Withdrawals or Income Manager payments begin, the distributions should not be stopped or changed until the later of your attaining age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under this option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your Certificate as changing your pattern of Substantially Equal Payment Withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

Where a taxpayer under age 59 1/2 purchases a traditional individual retirement annuity contract calling for substantially equal periodic payments during a fixed period, continuing afterwards under a joint life contingent annuity with a reduced payment to the survivor (e.g., a joint and 50% to survivor), the question might be raised whether payments will not be substantially equal for the joint lives of the taxpayer and survivor, as the payments will be reduced at some point. In issuing our information returns, we code the substantially equal periodic payments from such a contract as eligible for an exception from the early distribution penalty. We believe that any change in payments to the survivor would come within the statutory provision covering change of payments on account of death. As there is no direct authority on this point, however, if you are under age 59 1/2, you should discuss this item with your own tax adviser when electing a reduced survivorship option.

TAX PENALTY FOR INSUFFICIENT DISTRIBUTIONS

Failure to make required distributions discussed above in "Required Minimum Distributions" may cause the disqualification of the Traditional IRA. Disqualification may result in current taxation of your entire benefit. In addition a 50% penalty tax may be imposed on the difference between the required distribution amount and the amount actually distributed, if any.

We do not automatically make distributions from a Certificate before the Annuity Commencement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. We will notify you when our records show that your age 70 1/2 is approaching. If you do not select a method, we will assume you are taking your minimum distribution from another Traditional IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This prospectus contains the information which the IRS requires to be disclosed to you before you purchase a Roth IRA. This section of Part 7 covers some of the special tax rules that apply to Roth IRAs.

The Equitable Accumulator Select Roth IRA is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Code. Your interest in the Roth IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the benefits or payments.

Further information regarding individual retirement arrangements generally can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually, and can be obtained from any IRS district office.

We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for the Equitable Accumulator Select as a Traditional IRA. Such IRS approval is a determination only that the form of the contract or certificate meets the requirements for an individual retirement annuity and does not represent a determination of the merits of the contract or certificate as an investment. The IRS does not yet have a procedure in place for approving the form of Roth IRAs.

Cancellation

You can cancel a Certificate issued as a Roth IRA by following the directions in
Part 3 under "Free Look Period." In addition, you can cancel an Equitable Accumulator Select Roth IRA Certificate issued as a result of a full conversion of an Equitable Accumulator Select Traditional IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office or your registered representative. Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision.

Contributions to Roth IRAs

The following discussion relates to contributions to Roth IRAs. Contributions to Traditional IRAs are discussed above.

Individuals may make four different types of contributions to purchase a Roth IRA, or as later additions to an existing Roth IRA: (1) "regular" after-tax contributions out of earnings, (2) taxable "rollover" contributions from Traditional IRAs ("conversion" contributions), (3) tax-free rollover contributions from other Roth IRAs, or (4) tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"). See "Contributions under the Certificates" in Part 3. Since only direct transfer and rollover contributions are permitted under the Roth IRA Certificate, regular after-tax contributions are not discussed here.

ROLLOVERS AND DIRECT TRANSFERS -- WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

Rollover contributions may be made to a Roth IRA from only two sources: (i) another Roth IRA ("tax-free rollover contribution"), or (ii) another Traditional IRA in a taxable "conversion" rollover ("conversion contribution"). No contribution may be made to a Roth IRA from a qualified plan under Section 401(a) of the Code, or a tax-sheltered arrangement under Section 403(b) of the Code. Currently we also do not accept rollover contributions from SEP-IRAs, SARSEP-IRAs or SIMPLE-IRAs. The rollover contribution must be applied to the new Roth IRA Certificate within 60 days of the date the proceeds from the other Roth IRA or the Traditional IRA was received by you.

Direct transfer contributions may be made to a Roth IRA only from another Roth IRA. The difference between a rollover transaction and a direct transfer transaction is that in a rollover transaction the individual actually takes possession of the funds rolled over, or constructively receives them in the case of a change from one type of plan to another. In a direct transfer transaction, the individual never takes possession of the funds, but directs the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. Direct transfer transactions can only be made between identical plan types (for example, Roth IRA to Roth IRA); rollover transactions may be made between identical plan types but must be made between different plan types (for example, Traditional IRA to Roth IRA). Although the economic effect of a Roth IRA to Roth IRA rollover transaction and a Roth IRA to Roth IRA direct transfer transaction is the same -- both can be accomplished on a completely tax-free basis -- Roth IRA to Roth IRA rollover transactions are limited to once every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions and can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. Also, in some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Traditional IRA proceeds. Unlike a rollover from a Traditional IRA to another Traditional IRA, the conversion rollover transaction is not tax exempt; the distribution from the Traditional IRA is generally fully taxable. (If you have ever made nondeductible regular contributions to any Traditional IRA -- whether or not it is the Traditional IRA you are converting -- a pro rata portion of the distribution is tax exempt.)

However, even if you are under age 59 1/2 there is no premature distribution penalty on the Traditional IRA withdrawal that you are converting to a Roth IRA. Also, a special rule applies to Traditional IRA funds converted to a Roth IRA in calendar year 1998 only. For 1998 Roth IRA conversion rollover transactions, you include the gross income from the Traditional IRA conversion ratably over the four-year period 1998-2001. See discussion of the pre-age 59 1/2 withdrawal penalty and the special penalties that may apply to premature withdrawals of converted funds under "Additional Taxes and Penalties" and "Penalty Tax on Premature Distributions" below.

YOU CANNOT MAKE CONVERSION CONTRIBUTIONS TO A ROTH IRA FOR ANY TAXABLE YEAR IN WHICH YOUR ADJUSTED GROSS INCOME EXCEEDS $100,000. (For this purpose, your adjusted gross income is computed without the gross income stemming from the Traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your Federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your Traditional IRA are subject to the annual required minimum distribution rule applicable to Traditional IRAs beginning at age 70 1/2. For the potential effects of violating these rules, see discussion of "Additional Taxes and Penalties" and "Excess Contributions" below.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement. However, these withdrawals may be subject to a withdrawal charge as stated in your Certificate. See discussion in Part 5. Also, the withdrawal may be taxable to an extent and, even if not taxable, may be subject to tax penalty in certain circumstances. See the discussion below under "Distributions from Roth IRAs," "Additional Taxes and Penalties," and "Penalty Tax on Premature Distributions."

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

(1) Rollovers from a Roth IRA to another Roth IRA.

(2) Direct transfers from a Roth IRA to another Roth IRA (see "Rollovers and Direct Transfers" above).

(3) "Qualified Distributions" from Roth IRAs (see "Qualified Distributions from Roth IRAs" below).

(4) Return of excess contributions (see "Additional Taxes and Penalties," and "Excess Contributions" below).

Qualified Distributions from Roth IRAs

Distributions from Roth IRAs made because of one of four following qualifying events or reasons are not includable in income, provided a specified five-year holding or aging period is met. The qualifying events or reasons are (1) you attain age 59 1/2, (2) your death, (3) your disability, or (4) a "qualified first-time homebuyer distribution" (as defined in the Code). Qualified first-time homebuyer distributions are limited to $10,000 lifetime in the aggregate from all Roth and Traditional IRAs of the taxpayer.

Five-Year Holding or Aging Period

The  applicable  five-year  holding  or  aging  period  depends  on the  type of contribution made to the Roth IRA. For Roth IRAs funded by regular contributions, or rollover or direct transfer contributions which are not directly or indirectly attributable to converted Traditional IRAs, any distribution made after the five-taxable year period beginning with the first taxable year for which you made a regular contribution to any Roth IRA (whether or not the one from which the distribution is being made) meets the five-year holding or aging period. The Equitable Accumulator Roth IRA does not accept "regular" contributions. However, it does accept Roth IRA to Roth IRA rollovers and direct transfers. If the source of your contribution is (indirectly) regular contributions made to another Roth IRA and not conversion contributions, the five-year holding or aging period discussed in the prior sentence applies to you.

For Roth IRAs funded directly or indirectly by converted Traditional IRAs, the applicable five-year holding period begins with the year of the conversion rollover transaction to a Roth IRA.

Although there is currently no statutory prohibition against commingling regular contributions and conversion contributions in any Roth IRA, or against commingling conversion contributions made in more than one taxable year to Roth IRAs, the IRS strongly encourages individuals to maintain separate Roth IRAs for regular contributions and conversion contributions. It also strongly encourages individuals to differentiate conversion Roth IRAs by conversion year. Under pending legislation which could be enacted with a retroactive effective date, aggregation of Roth IRAs by conversion year may be required. In the case of a Roth IRA which contains conversion contributions and regular contributions, or conversion contributions from more than one year, the five-year holding period would be reset to begin with the most recent taxable year for which a conversion contribution is made.

Non-Qualified Distributions from Roth IRAs

Non-qualified distributions from Roth IRAs are any distributions which do not meet the qualifying event and five-year holding or aging period tests described above and are potentially taxable as ordinary income. In contrast to Traditional IRA distributions, which are assumed to be fully taxable, non-qualified distributions receive return-of-investment-first treatment. That is, the recipient is taxed only on the difference between the amount of the distribution and the amount of Roth IRA contributions (less any distributions previously recovered tax free).

Like Traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Although the IRS has not yet issued complete guidance on all aspects of Roth IRAs, it is highly possible that you will be required to keep your own records of regular and conversion contributions to all Roth IRAs in order to assure appropriate taxation. An individual making contributions to a Roth IRA in any taxable year, or receiving amounts from any Roth IRA may be required to file the information with the IRS and retain all income tax returns and records pertaining to such contributions until interests in Roth IRAs are fully distributed.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

If you die before annuitization or before the entire amount of the Roth IRA has been distributed to you, distributions of your entire interest under the Roth IRA must be completed to your designated beneficiary by December 31 of the fifth year after your death, unless payments to a designated beneficiary begin by December 31 of the year after your death and are made over the beneficiary's life or over a period which does not extend beyond the beneficiary's life expectancy. If your surviving spouse is the designated beneficiary, no distributions to a beneficiary are required until after the surviving spouse's death.

TAXATION OF DEATH BENEFIT

Distributions received by a beneficiary are generally given the same tax treatment you would have received if distribution had been made to you.

ADDITIONAL TAXES AND PENALTIES

You are subject to additional taxation for using your Roth IRA funds in prohibited transactions (as described below). There are also additional taxes for making excess contributions and making certain pre-age 59 1/2 distributions.

Prohibited Transactions

A Roth IRA may not be borrowed against or used as collateral for a loan or other obligation. If the Roth IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, you may be required to include in your Federal gross income for that year an amount equal to the fair market value of your Roth IRA Certificate as of the first day of that tax year. Also, an early distribution penalty tax of 10% could apply if you have not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Premature Distributions" below.

EXCESS CONTRIBUTIONS

Excess contributions to a Roth IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of rollover Roth IRA contributions, "excess contributions" are amounts which are not eligible to be rolled over (for example, conversion contributions from a Traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

As of the date of this  prospectus,  there  is some  uncertainty  regarding  the adjustment of excess contributions to Roth IRAs. The rules applicable to Traditional IRAs, which may apply, provide that an excess contribution ("regular" or rollover) which is withdrawn before the time for filing your Federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Premature Distributions"), provided any earnings attributable to the excess contribution are also withdrawn. The withdrawn earnings on the excess contribution, however, could be includable in your gross income for the tax year in which the excess contribution from which they arose was made and could be subject to the 10% penalty tax.

As of the date of this prospectus, pending legislation, if enacted, would provide that a taxpayer has up until the due date of the Federal income tax return for a tax year (including extensions) to correct an excess contribution to a Roth IRA by doing a trustee-to-trustee transfer to a Traditional IRA of the excess contribution and the applicable earnings, as long as no deduction is taken for the contribution. There can be no assurance that such pending legislation will be enacted or will not be modified. Please consult your tax adviser for information on the status of any legislation concerning Roth IRAs.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The taxable portion of distributions from a Roth IRA made before you reach age 59 1/2 will be subject to an additional 10% Federal income tax penalty unless one of the following exceptions applies. There are exceptions for:

o  Your death,

o  Your disability,

o  Distributions used to pay certain extraordinary medical expenses,

o Distributions used to pay medical insurance premiums for certain unemployed individuals,

o Substantially equal payments made at least annually over your life (or your life expectancy), or over the lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method,

o  "Qualified first-time homebuyer distributions" as defined in the Code, and

o Distributions used to pay specified higher education expenses as defined in the Code.

Under legislation pending as of the date of this prospectus, if amounts converted from a Traditional IRA to a Roth IRA are withdrawn in the five-year period beginning with the year of conversion, to the extent attributable to amounts that were includable in income due to the conversion transaction, the amount withdrawn from the Roth IRA would be subject to the 10% early withdrawal penalty, EVEN IF THE AMOUNT WITHDRAWN FROM THE ROTH IRA IS NOT INCLUDABLE IN INCOME BECAUSE OF THE RECOVERY-OF-INVESTMENT FIRST RULE. However, if the recipient is eligible for one of the penalty exceptions described above (e.g., being age 59 1/2 or older) no penalty will apply.

Such pending legislation also provides that an additional 10% penalty applies, apparently without exception, to withdrawals allocable to 1998 conversion transactions before the five-year exclusion date, in order to recapture the benefit of the prorated inclusion of Traditional IRA conversion income over the four-year period. See "Contributions to Roth IRAs," and "Conversion Contributions to Roth IRAs" above. It is not known whether this legislation will be enacted in its current form, but it may be retroactive to January 1, 1998.

Because Roth IRAs have only been recently approved, you should consult with your tax adviser as to whether they are an appropriate investment vehicle for you.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax from Traditional IRA distributions and the taxable portion of payments from annuity contracts, unless the recipient elects not to be subject to income tax withholding. Withholding may also apply to taxable amounts paid under a free look or cancellation. No withholding is required on distributions which are not taxable (for example, a direct transfer from one Roth IRA to another Roth IRA you own). In the case of distributions from a Roth IRA, we may not be able to calculate the portion of the distribution (if any) subject to tax. We may be required to withhold on the gross amount of the distribution unless you elect out of withholding as described below.

The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you think you may be affected by such rules.

Any income tax withheld is a credit against your income tax liability. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments from the Certificates made to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than the Certificate Owner, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

--------------------------------------------------------------------------------
                         PART 8: INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements and consolidated financial statement schedules of Equitable Life at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
                         PART 9: INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

This Part presents performance data for each of the Investment Funds included in the tables below. The performance data were calculated by two methods. The first method presented in the tables under "Adjusted Historical Performance Data," reflects all applicable fees and charges, including the optional benefit charge, but not the charges for any applicable taxes such as premium taxes.

The second method presented in the tables under "Rate of Return Data for Investment Funds," also reflects all applicable fees and charges, but does not reflect the optional benefit charge, or the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

The Certificates were not offered prior to October 1, 1997. Accordingly, the performance data for the Investment Funds have been adjusted for expenses, as described herein, that would have been incurred had these Certificates been available prior to such date.

HR Trust Portfolios

The performance data shown for the Investment Funds investing in Class IB shares of HR Trust Portfolios (other than the Alliance Small Cap Growth Portfolio which commenced operations on May 1, 1997) are based on the actual investment results of the Portfolios, and have been adjusted for the fees and charges applicable under the Certificates. However, the investment results prior to October 1996, when Class IB shares were not available, do not reflect 12b-1 fees, which would effectively reduce such investment performance.

The performance data for the Alliance Money Market and Alliance Common Stock Funds that invest in corresponding HR Trust Portfolios, for periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Investment Funds are based on the date of inception of the predecessor separate accounts. These performance data have been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of HR Trust, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Trust Portfolios

The Investment Funds of the Separate Account that invest in Class IB shares of Portfolios of EQ Trust have only recently been established. EQ Trust commenced operations on May 1, 1997. In this connection, see the discussion immediately following the tables below.

See "Part 2: The Guaranteed Period Account" for information on the Guaranteed Period Account.

ADJUSTED HISTORICAL PERFORMANCE DATA

The performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of a Certificate, at the end of each period. These tables (which reflect the first calculation method described above) are prepared for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1996 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

                      ADJUSTED HISTORICAL PERFORMANCE DATA
         AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                               DECEMBER 31, 1996*

-------------------------------------------------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                           ------------------------------------------------------------------------------------
INVESTMENT                                     ONE              THREE              FIVE               TEN            SINCE
FUND                                           YEAR             YEARS              YEARS             YEARS         INCEPTION**
-------------------------------------------------------------------------------------------------------------------------------
HR TRUST
Alliance Money Market                           3.57%             3.11%             2.36%             3.90%         5.11%
Alliance High Yield                            20.83             10.67             12.56                --          9.33
Alliance Common Stock                          22.20             15.09             13.60             13.73         13.15
Alliance Aggressive Stock                      20.16             13.56              9.75             16.48         17.91

-------------------
See footnotes below.
--------------------------------------------------------------------------------

The table below illustrates the growth of an assumed investment of $1,000, with fees and charges deducted on the basis described above for the first method of calculation.

                      ADJUSTED HISTORICAL PERFORMANCE DATA
     GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1996*

------------------------------------------ ------------------------------------------------------------------------------------
                                                                       LENGTH OF INVESTMENT PERIOD
                                           ------------------------------------------------------------------------------------
INVESTMENT                                      ONE               THREE             FIVE               TEN          SINCE
FUND                                            YEAR              YEARS             YEARS             YEARS       INCEPTION**
-------------------------------------------------------------------------------------------------------------------------------
HR TRUST
Alliance Money Market                           $1,036            $1,096            $1,124            $1,466      $ 2,218
Alliance High Yield                              1,208             1,355             1,807                --        2,440
Alliance Common Stock                            1,222             1,525             1,892             3,620       13,394
Alliance Aggressive Stock                        1,202             1,464             1,592             4,598        6,125

-------------------
 * The tables reflect the optional benefit charge.
** The "Since  Inception"  dates for  Portfolios of the HR Trust are as follows:
   Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); and Alliance Aggressive Stock (January 27, 1986).
--------------------------------------------------------------------------------

Additional investment performance information appears in the attached HR Trust and EQ Trust prospectuses.

The Alliance Small Cap Growth Portfolio of HR Trust commenced operations on May 1, 1997. Historical performance of a composite of six other advisory accounts managed by Alliance is described in the attached HR Trust prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies, and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth
Portfolio is subject and that they are managed for tax-exempt clients of Alliance. The investment performance information included in the HR Trust prospectus for all Portfolios other than the Alliance Small Cap Growth Portfolio is based on actual historical performance.

The investment performance data for HR Trust's Alliance Small Cap Growth Portfolio and for each of the Portfolios of EQ Trust, contained in the HR Trust and the EQ Trust prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing substantially similar investment vehicles as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HR Trust and EQ Trust prospectuses reflects fees and charges imposed under your Certificate, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQ Trust prospectus and for the Alliance Small Cap Growth Portfolio in the HR Trust prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risks charge, administration charge, distribution charge, or optional benefit charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

ALLIANCE MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master Index.

ALLIANCE COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

ALLIANCE AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

The Lipper Variable Insurance Products Performance Analysis Survey (LIPPER) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator Select performance relative to other variable annuity products.

                               ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SINCE
                                          1 YEAR      3 YEARS     5 YEARS     10 YEARS    15 YEARS     20 YEARS    INCEPTION
                                      -----------------------------------------------------------------------------------------
HR TRUST
ALLIANCE MONEY MARKET                      3.57%       3.33%       2.64%       4.20%       5.39%          --        5.59%
   Lipper Money Market                     3.82        3.60        2.93        4.52        5.72           --        5.89
   Benchmark                               5.25        5.07        4.37        5.67        6.72           --        6.97

ALLIANCE HIGH YIELD                       20.83       10.90       12.81          --          --           --        9.62
   Lipper High Yield                      12.46        7.93       11.47          --          --           --        9.13
   Benchmark                              11.06        9.59       12.76          --          --           --       11.24

ALLIANCE COMMON STOCK                     22.20       15.32       13.86       13.96       14.64        13.64%      13.38
   Lipper Growth                          18.78       14.80       12.39       13.08       14.04        13.60       13.42
   Benchmark                              22.96       19.66       15.20       15.28       16.79        14.55       14.63

ALLIANCE AGGRESSIVE STOCK                 20.16       13.79       10.03       16.69          --           --       18.25
   Lipper Small Company Growth            16.55       12.70       17.53       16.29          --           --       16.47
   Benchmark                              17.85       14.14       14.80       14.29          --           --       13.98

-------------------
See footnote on next page.
--------------------------------------------------------------------------------

                               CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:*
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SINCE
                                          1 YEAR      3 YEARS    5 YEARS     10 YEARS    15 YEARS     20 YEARS     INCEPTION
                                      -----------------------------------------------------------------------------------------
HR TRUST
ALLIANCE MONEY MARKET                      3.57%      10.31%      13.89%      50.89%     119.78%            --       131.84%
   Lipper Money Market                     3.82       11.18       15.58       55.73      130.46             --       141.99
   Benchmark                               5.25       16.99       23.86       73.61      185.31             --       184.26

ALLIANCE HIGH YIELD                       20.83       36.40       82.67          --          --             --       150.53
   Lipper High Yield                      12.46       25.77       72.39          --          --             --       142.30
   Benchmark                              11.06       31.63       82.29          --          --             --       190.43

ALLIANCE COMMON STOCK                     22.20       53.37       91.34      269.51      676.19       1,190.82%    1,290.50
   Lipper Growth                          18.78       51.65       80.51      243.70      627.03       1,185.21     1,298.19
   Benchmark                              22.96       71.39      102.85      314.34      925.25       1,416.26     1,655.74

ALLIANCE AGGRESSIVE STOCK                 20.16       47.32       61.27      368.29          --             --       524.09
   Lipper Small Company Growth            16.55       43.42      142.70      352.31          --             --       428.32
   Benchmark                              17.85       48.69       99.38      280.32          --             --       318.19

-------------------
See footnote below.

----------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR-BY-YEAR RATES OF RETURN*
----------------------------------------------------------------------------------------------------------------------------------
                   1984     1985    1986      1987   1988     1989    1990     1991    1992     1993     1994    1995     1996
                  ----------------------------------------------------------------------------------------------------------------
HR TRUST
ALLIANCE MONEY
   MARKET**         9.09%    6.74%   4.91%    4.93%   5.60%    7.44%   6.50%    4.49%   1.90%    1.32%    2.36%   4.06%    3.57%
ALLIANCE HIGH
   YIELD              --       --      --     3.03    7.98     3.46   (2.71)   22.47   10.51    21.18    (4.34)  18.01    20.83
ALLIANCE COMMON
   STOCK**         (3.53)   31.30   15.49     5.72   20.48    23.59   (9.59)   35.68    1.57    22.83    (3.70)  30.34    22.20
ALLIANCE
   AGGRESSIVE
   STOCK              --       --   33.27     5.58   (0.48)   41.21    6.43    83.89   (4.71)   14.88    (5.35)  29.54    20.16

-------------------
* Returns do not reflect the optional benefit charge, and any charge for tax such as premium taxes.
** Prior to 1984 the  Year-by-Year Rates of  Return were:

                                                      1976     1977      1978     1979      1980     1981     1982      1983
                                                      ----------------------------------------------------------------------------
   ALLIANCE COMMON STOCK                              7.72%   (10.69)%   6.51%    27.77%    47.73%   (7.37)%   15.70%   24.11%
   ALLIANCE MONEY MARKET                                --        --       --        --        --     5.49     11.22     7.21

--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and each respective trust and may present the performance of the Investment Funds or compare it with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Portfolio Inception Dates and Comparative Benchmarks" in this Part 9, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business

Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

ALLIANCE MONEY MARKET FUND YIELD INFORMATION

The current yield and effective yield of the Alliance Money Market Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Current yield for the Alliance Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Alliance Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the optional benefit charge, and any charge for tax such as premium tax. The yields and effective yields for the Alliance Money Market Fund when used for the Special Dollar Cost Averaging program, assume that no Certificate charges are deducted. See "Part 5: Alliance Money Market Fund Yield Information" in the SAI.

                   APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
--------------------------------------------------------------------------------
The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 1999 to a Guarantee Period with an Expiration Date of February 15, 2008 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 was made on February 15, 2003.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             ASSUMED
                                                                               GUARANTEED RATE ON FEBRUARY 15, 2003
                                                                            5.00%                      9.00%
                                                                    -----------------------------------------------------------
As of February 15, 2003 (Before Withdrawal)
-------------------------------------------
(1)  Present Value of Maturity Value,
     also Annuity Account Value..................................           $144,048                   $119,487
(2)  Guaranteed Period Amount....................................            131,080                    131,080
(3)  Market Value Adjustment: (1) - (2)..........................             12,968                    (11,593)

On February 15, 2003 (After Withdrawal)
---------------------------------------
(4)  Portion of (3) Associated
     with Withdrawal: (3) x [$50,000/(1)]........................           $  4,501                   $ (4,851)
(5)  Reduction in Guaranteed
     Period Amount: [$50,000 - (4)]..............................             45,499                     54,851
(6)  Guaranteed Period Amount: (2) - (5).........................             85,581                     76,229
(7)  Maturity Value..............................................            120,032                    106,915
(8)  Present Value of (7), also
     Annuity Account Value.......................................             94,048                     69,487
-------------------------------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

           APPENDIX II: QUALIFIED PLAN CERTIFICATES -- NQ CERTIFICATES
--------------------------------------------------------------------------------

AVAILABILITY OF THE CERTIFICATES

When issued in connection with a qualified plan, NQ Certificates are available for Annuitant issue ages 20 through 70.

CONTRIBUTIONS UNDER THE CERTIFICATES

When issued with the appropriate endorsement, NQ Certificates may be used as an investment vehicle for a defined contribution plan maintained by an employer and which is a tax-qualified plan within the meaning of Section 401(a) of the Code. Such Certificates will be referred to as qualified plan (QP)Certificates.

When issued in connection with such a qualified plan, we will only accept employer contributions from a trust under a plan qualified under Section 401(a) of the Code. If the plan contains a cash or deferred arrangement within the meaning of Section 401(k) of the Code, contributions may include employee pretax and employer matching or other employer contributions, but not employee after-tax contributions to the plan.

The minimum initial contribution is $25,000. Subsequent Contributions of at least $1,000 may be made at any time until the Annuitant attains age 71.

METHODS OF PAYMENT

Automatic Investment Program

AIP, discussed in Part 3 of the prospectus, is not available for subsequent contributions under Certificates issued to qualified plans.

CERTIFICATE OWNER, ANNUITANT AND BENEFICIARY

The Certificate Owner must be the trustee of a trust for a qualified plan maintained by the employer. The Annuitant must be the participant/employee and the beneficiary under the QP Certificate must be the Certificate Owner.

PURCHASE CONSIDERATIONS

Any trustee considering a purchase of a QP Certificate should discuss with its tax adviser whether this is an appropriate investment vehicle for the employer's plan. The form of Certificate and this prospectus should be reviewed in full, and the following factors, among others, should be noted. This QP Certificate accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans, no employee after-tax contributions are accepted. Further, Equitable will not perform or provide any plan recordkeeping services with respect to this QP Certificate. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP Certificates, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Finally, because the method of purchasing the QP Certificates and the features of the QP Certificates may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP Certificates are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP Certificates would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

BASEBUILDER BENEFITS

If the Combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit described in Part 3 of the prospectus is elected, the Guaranteed Minimum Income Benefit may be exercised only after the trustee of the qualified plan changes ownership of the QP Certificate to the Annuitant and the Annuitant, as the new Owner, converts such QP Certificate in a direct rollover to a Traditional IRA Certificate according to our rules at the time of the change. The change of ownership and rollover to a Traditional IRA Certificate may only occur when the Annuitant will no longer be a participant in the qualified plan.

ANNUITY BENEFITS AND PAYOUT ANNUITY OPTIONS

The only annuity benefits available under a Certificate issued in connection with a qualified plan are a Life Annuity 10 Year Period Certain, or a Joint and Survivor Life Annuity 10 Year Period Certain. Income Manager payout annuity options are available only after the QP Certificate is rolled over into a Traditional IRA Certificate. See "Annuity Benefits and Payout Annuity Options" in Part 4 of the prospectus.

             APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE
--------------------------------------------------------------------------------

Under the Certificates the death benefit is equal to the Annuity Account Value or, if greater, the Guaranteed Minimum Death Benefit (see "Guaranteed Minimum Death Benefit" in Part 3).

The following is an example illustrating the calculation of the Guaranteed Minimum Death Benefit. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Alliance Money Market Fund or the Guarantee Periods), no subsequent contributions, no transfers and no withdrawals, the Guaranteed Minimum Death Benefit for an Annuitant age 45 would be calculated as follows:

         ----------------------------------------------------------------------------------------------------------------------
                END OF                                              6% ROLL UP TO AGE 80          ANNUAL RATCHET TO AGE 80
               CONTRACT                   ANNUITY                    GUARANTEED MINIMUM              GUARANTEED MINIMUM
                 YEAR                  ACCOUNT VALUE                  DEATH BENEFIT(1)                 DEATH BENEFIT
         ----------------------------------------------------------------------------------------------------------------------
                   1                       $105,000                        $106,000                        $105,000(2)
                   2                       $115,500                        $112,360                        $115,500(2)
                   3                       $132,825                        $119,102                        $132,825(2)
                   4                       $106,260                        $126,248                        $132,825(3)
                   5                       $116,886                        $133,823                        $132,825(3)
                   6                       $140,263                        $141,852                        $140,263(2)
                   7                       $140,263                        $150,363                        $140,263(3)
         ----------------------------------------------------------------------------------------------------------------------

The Annuity Account Values for Contract Years 1 through 7 are determined based on hypothetical rates of return of 5.00%, 10.00%, 15.00%, (20.00)%, 10.00%,
20.00% and 0.00%, respectively.

6% ROLL UP TO AGE 80

(1) For Contract Years 1 through 7, the Guaranteed Minimum Death Benefit equals the initial contribution increased by 6%.

ANNUAL RATCHET TO AGE 80

(2) At the end of Contract Years 1, 2 and 3, and again at the end of Contract Year 6, the Guaranteed Minimum Death Benefit is equal to the current Annuity Account Value.

(3) At the end of Contract Years 4, 5 and 7, the Guaranteed Minimum Death Benefit is equal to the Guaranteed Minimum Death Benefit at the end of the prior year since it is equal to or higher than the current Annuity Account Value.

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
--------------------------------------------------------------------------------
Part 1:    Minimum Distribution Withdrawals -- Traditional IRA Certificates    2
--------------------------------------------------------------------------------
Part 2:    Accumulation Unit Values                                            2
--------------------------------------------------------------------------------
Part 3:    Annuity Unit Values                                                 2
--------------------------------------------------------------------------------
Part 4:    Custodian and Independent Accountants                               3
--------------------------------------------------------------------------------
Part 5:    Alliance Money Market Fund Yield Information                        3
--------------------------------------------------------------------------------
Part 6:    Long-Term Market Trends                                             4
--------------------------------------------------------------------------------
Part 7:    Key Factors in Retirement Planning                                  5
--------------------------------------------------------------------------------
Part 8:    Financial Statements                                                9
--------------------------------------------------------------------------------



      HOW TO OBTAIN AN EQUITABLE ACCUMULATOR SELECT STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49



      Send this request form to:

         Equitable Life
         Income Management Group
         P.O. Box 1547
         Secaucus, NJ 07096-1547



Please send me an Equitable  Accumulator  Select  SAI  dated December 31, 1997:



--------------------------------------------------------------------------------
Name



--------------------------------------------------------------------------------
Address



--------------------------------------------------------------------------------
City                                     State                   Zip



(SELSAI)

                         EQUITABLE ACCUMULATOR(SM) SELECT
                                  (IRA AND NQ)
                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 1997

                             --------------------------

                            COMBINATION VARIABLE AND
                       FIXED DEFERRED ANNUITY CERTIFICATES

                               FUNDED THROUGH THE
                  INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 49

-------------------------------------------------------------------------------------------------------------------------------
O  ALLIANCE MONEY MARKET              O  BT EQUITY 500 INDEX                 O  MFS RESEARCH
O  ALLIANCE HIGH YIELD                O  BT SMALL COMPANY INDEX              O  MFS EMERGING GROWTH COMPANIES
O  ALLIANCE COMMON STOCK              O  BT INTERNATIONAL EQUITY INDEX       O  MORGAN STANLEY EMERGING MARKETS EQUITY
O  ALLIANCE AGGRESSIVE STOCK          O  JPM CORE BOND                       O  EQ/PUTNAM GROWTH & INCOME VALUE
O  ALLIANCE SMALL CAP GROWTH          O  LAZARD LARGE CAP VALUE              O  EQ/PUTNAM INVESTORS GROWTH
                                      O  LAZARD SMALL CAP VALUE              O  EQ/PUTNAM INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------

                                   ISSUED BY:
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
--------------------------------------------------------------------------------
       Home Office:              1290 Avenue of the Americas, New York, NY 10104
       Processing Office:        Post Office Box 1547, Secaucus, NJ 07096-1547
--------------------------------------------------------------------------------

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 49 prospectus for the Equitable Accumulator Select, dated December 31, 1997. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
--------------------------------------------------------------------------------
  Part  1  Minimum Distribution Withdrawals -- Traditional IRA Certificates    2
--------------------------------------------------------------------------------
  Part  2  Accumulation Unit Values                                            2
--------------------------------------------------------------------------------
  Part  3  Annuity Unit Values                                                 2
--------------------------------------------------------------------------------
  Part  4  Custodian and Independent Accountants                               3
--------------------------------------------------------------------------------
  Part  5  Alliance Money Market Fund Yield Information                        3
--------------------------------------------------------------------------------
  Part  6  Long-Term Market Trends                                             4
--------------------------------------------------------------------------------
  Part  7  Key Factors in Retirement Planning                                  5
--------------------------------------------------------------------------------
  Part  8  Financial Statements                                                9
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This SAI dated December 31, 1997 is a revision of Equitable Life's SAI dated October 1, 1997 for the Equitable Accumulator Select (IRA and NQ) Certificates and reflects limited changes to the information provided in the October SAI. The Certificates were first offered on October 1, 1997. For convenience, in lieu of a supplement to the October SAI, the SAI has been reprinted in its entirety.
--------------------------------------------------------------------------------

    Copyright 1997 The Equitable Life Assurance Society of the United States,
                            New York, New York 10104.
              All rights reserved. Accumulator is a service mark of
           The Equitable Life Assurance Society of the United States.


(SELSAI)

--------------------------------------------------------------------------------
PART 1 -- MINIMUM DISTRIBUTION WITHDRAWALS -- TRADITIONAL IRA CERTIFICATES

If you elect Minimum Distribution Withdrawals described in Part 4 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your Traditional IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.

--------------------------------------------------------------------------------
PART 2 -- ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Equitable Accumulator Select.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is:

     (a/b) - c

where:

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by HR Trust or EQ Trust, as applicable.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risks charge, administration charge and distribution charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.60%.

--------------------------------------------------------------------------------
PART 3 -- ANNUITY UNIT VALUES

The annuity unit value for each Investment Fund was fixed at $1.00 on each Fund's respective effective date (as shown in the prospectus) for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period or period certain). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Investment Funds. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Investment Funds of other separate accounts we offer.

Illustration  of  Changes  in  Annuity  Unit  Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

--------------------------------------------------------------------------------
PART 4 -- CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of each trust owned by the Separate Account.

The consolidated financial statements of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in the SAI have been audited by Price Waterhouse LLP.

The consolidated financial statements of Equitable Life at December 31, 1996 and 1995 and for each of the three years ended December 31, 1996 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
PART 5 -- ALLIANCE MONEY MARKET FUND YIELD INFORMATION

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

Accumulation Unit Values reflect all other accrued expenses of the Alliance Money Market Fund but do not reflect the optional benefit charge or charges for applicable taxes such as state or local premium taxes. Under the Special Dollar Cost Averaging program, Accumulation Unit Values also do not reflect the mortality and expense risks charge, the administration charge and the distribution charge.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Alliance Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 )365/7 - 1. The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Alliance Money Market Fund will fluctuate and not remain constant.

The Alliance Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds made available to the general public.

Because  the  Equitable   Accumulator  Select  Certificates   described  in  the
prospectus were first offered in 1997, no yield information is presented.

--------------------------------------------------------------------------------
PART 6 -- LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                    Growth of $1 Invested on January 1, 1956
                      (Values are as of last business day)

              [THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED AREA
                               GRAPH IN THE PROSPECTUS]

              S&P 500
              TOTAL       U.S.
              RETURN      INFLATION
              ------      ---------
              INDEX       VALUE
              ------      ---------
Dec 1956      1.07        1.03
Dec 1957      0.95        1.06
Dec 1958      1.36        1.08
Dec 1959      1.53        1.09
Dec 1960      1.53        1.11
Dec 1961      1.95        1.12
Dec 1962      1.78        1.13
Dec 1963      2.18        1.15
Dec 1964      2.54        1.16
Dec 1965      2.86        1.19
Dec 1966      2.57        1.23
Dec 1967      3.18        1.26
Dec 1968      3.34        1.32
Dec 1969      3.24        1.40
Dec 1970      3.37        1.48
Dec 1971      3.85        1.53
Dec 1972      4.58        1.58
Dec 1973      3.91        1.72
Dec 1974      2.87        1.83
Dec 1975      3.94        2.07
Dec 1976      4.88        2.17
Dec 1977      4.53        2.31
Dec 1978      4.83        2.52
Dec 1979      5.72        2.86
Dec 1980      7.57        3.21
Dec 1981      7.20        3.50
Dec 1982      8.74        3.64
Dec 1983     10.71        3.77
Dec 1984     11.38        3.92
Dec 1985     15.04        4.07
Dec 1986     17.81        4.12
Dec 1987     18.75        4.30
Dec 1988     21.90        4.49
Dec 1989     28.79        4.70
Dec 1990     27.88        4.99
Dec 1991     36.40        5.14
Dec 1992     39.19        5.29
Dec 1993     43.10        5.43
Dec 1994     43.67        5.58
Dec 1995     60.01        5.72
Dec 1996     73.86        5.92

-----------------
[WHITE] Inflation  [BLACK] Common Stock

                     [END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed-income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1996.

                    Growth of $1 Invested on January 1, 1990
                      (Values are as of last business day)

             [THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
                          GRAPH IN THE PROSPECTUS]

                          S&P 500
              U.S. IT     TOTAL
              GVT TR      RETURN
              ------      ---------
              INDEX       INDEX
              ------      ---------
Jan 1990      0.99        0.93
Feb 1990      0.99        0.94
Mar 1990      0.99        0.97
Apr 1990      0.98        0.95
May 1990      1.01        1.04
Jun 1990      1.02        1.03
Jul 1990      1.04        1.03
Aug 1990      1.03        0.93
Sep 1990      1.04        0.89
Oct 1990      1.06        0.89
Nov 1990      1.08        0.94
Dec 1990      1.10        0.97

Black dots = Intermediate-Term Govt. Bonds
White dots = Common Stocks

                      [END OF GRAPHICALLY REPRESENTED DATA]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1996 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the trusts and Separate Account charges), see "Part 9: Investment Performance" in the prospectus.

----------------------------------------------------------------------------------------------------------------------------------
                                                        MARKET TRENDS:
                                             ILLUSTRATIVE ANNUAL RATES OF RETURN
----------------------------------------------------------------------------------------------------------------------------------
                                                                     LONG-TERM    INTERMEDIATE-      U.S.
FOR THE FOLLOWING PERIODS               COMMON        LONG-TERM      CORPORATE        TERM         TREASURY       CONSUMER
ENDING 12/31/96:                        STOCKS       GOVT. BONDS       BONDS       GOVT. BONDS       BILLS       PRICE INDEX
----------------------------------------------------------------------------------------------------------------------------------
    1 Year                              23.07%         (0.93)%         1.40%          2.10%          5.21%          3.58%
    3 Years                             19.66           6.36           6.72           4.19           4.90           2.93
    5 Years                             15.20           8.98           8.52           6.17           4.22           2.89
   10 Years                             15.28           9.39           9.48           7.77           5.46           3.70
   20 Years                             14.55           9.54           9.71           9.14           7.28           5.15
   30 Years                             11.85           7.75           8.24           8.27           6.73           5.39
   40 Years                             11.18           6.51           6.99           7.08           5.80           4.47
   50 Years                             12.59           5.33           5.76           5.89           4.89           4.08
   60 Years                             11.19           5.06           5.38           5.32           4.10           4.13
Since 12/31/26                          10.71           5.08           5.64           5.21           3.74           3.12
Inflation adjusted since 1926            7.36           1.90           2.44           2.02           0.60             --
----------------------------------------------------------------------------------------------------------------------------------

SOURCE:  Ibbotson,  Roger G., and Rex A. Sinquefield,  Stocks, Bonds, Bills, and
Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS -- For the period 1969-1996, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1996; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

INTERMEDIATE-TERM   GOVERNMENT  BONDS  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. TREASURY BILLS -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
PART 7 -- KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

The Equitable Accumulator Select is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax deferral; (4) the selection of an appropriate investment strategy; and (5) the benefit of annuitization. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle.

In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax deferred unless otherwise noted. Most programs designed for retirement savings offer tax deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 7: Tax Aspects of the Certificates" of the prospectus. Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this section (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc., Chicago, Stocks, Bonds, Bills and Inflation 1997 Yearbook.(TM) All rights reserved.

In reports or other communications or in advertising material we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the detrimental impact of inflation over an extended period of time. Between 1966 and 1996, the average annual inflation rate was 5.39%. As demonstrated in Chart 1, this 5.39% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,246 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty-year period. Again, the 1966-1996 historical inflation rate of 5.39% is used. In this case, an additional $134,064 would be required to maintain the purchasing power of $35,000 after 30 years.

                                     CHART 1

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $35,000
                      10 years     --       $20,705
                      20 years     --       $12,248
                      30 years     --       $ 7,246

                 [END OF GRAPHICALLY REPRESENTED DATA]

                                     CHART 2

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $ 35,000
                      10 years     --       $ 59,165
                      20 years     --       $100,013
                      30 years     --       $169,064

              Increase Needed:  $24,165   $65,013   $134,064

                 [END OF GRAPHICALLY REPRESENTED DATA]

STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.

                                     CHART 3

                  [THE FOLLOWING TABLE WAS REPRESENTED AS
                  A STACKED AREA GRAPH IN THE PROSPECTUS:]

                          30 .................  $414,551
                          40 .................  $182,691
                          50 .................  $ 70,193
             GRAY - Age 30    WHITE - Age 40     BLACK - Age 50

                      [END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                         TABLE 1
-------------------------------------------------------------
 MONTHLY
 CONTRI-     YEAR      YEAR      YEAR      YEAR      YEAR
  BUTION      10        15        20        25        30
-------------------------------------------------------------
  $ 20     $ 3,532   $ 6,520  $ 10,811  $ 16,970  $ 25,813
    50       8,829    16,301    27,027    42,425    64,532
   100      17,659    32,601    54,053    84,851   129,064
   200      35,317    65,202   108,107   169,701   258,129
   300      52,976    97,804   162,160   254,552   387,193
-------------------------------------------------------------

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pretax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pretax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30-year-old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pretax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                     CHART 4

                    [THE FOLLOWING TABLE WAS REPRESENTED
                     AS A BAR GRAPH IN THE PROSPECTUS:]

                                    START
                                    AT AGE      B            W
           $ 93 a Month ............. 30     $39,265     $210,735
           $212 a Month ............. 40     $63,641     $186,359
           $552 a Month ............. 50     $99,383     $150,617

           BLACK - Net Cost
           WHITE - Tax Savings and Tax-deferred Earnings at 7.5%

                      [END OF GRAPHICALLY REPRESENTED DATA]

TAX DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pretax dollars or are tax deductible and earnings grow income tax deferred. An example of this type of program is the deductible Traditional Individual Retirement Annuity (IRA).

The second type of program also provides for tax-deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible IRAs and nonqualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dollars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pretax contributions and tax deferral, assume that a $2,000 annual pretax contribution is made for thirty years. In this example, the retirement funds would be $164,527 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of the 1.60% Separate Account daily asset charge -- but no other charges under the Certificate, or trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $118,460 and $160,062, respectively.

For the type of program that offers only tax deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pre-tax contribution again assuming a 28% tax bracket. In this example, the retirement funds would be $118,460 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $97,387 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges, too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among Investment Options is another essential component.

During the 1966-1997 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" below. Common stocks earned an average annual return of 11.85% over this period, in contrast to 7.75% and 6.73% for the other two investment categories.

Significantly, common stock returns also outpaced inflation which grew at 5.39% over this period.

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 5 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").

The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the return of the S&P 500, the total investment would have been worth $157,783 in 1996. Had the interest been reinvested in the fixed investment, the fixed investment would have grown to $65,623. As illustrated in Chart 5, significant opportunities for growth exist while preserving principal. See "Notes" below.

                                     CHART 5

$157,783 with Interest Exposed to Stock Market (S&P 500)

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value  Market Value
Month      of S&P 500    If 100% in
Ending    & Fixed Acct   3 Mo. T-Bill

1980  J      20,160        20,160
      F      20,338        20,339
      M      20,547        20,586
      A      20,823        20,845
      M      21,031        21,014
      J      21,183        21,142
      J      21,369        21,254
      A      21,515        21,390
      S      21,708        21,550
      O      21,930        21,755
      N      22,333        21,964
      D      22,522        22,252
1981  J      22,619        22,483
      F      22,888        22,724
      M      23,239        22,999
      A      23,386        23,247
      M      23,637        23,514
      J      23,878        23,832
      J      24,129        24,127
      A      24,156        24,436
      S      24,196        24,739
      O      24,659        25,039
      N      25,079        25,306
      D      25,118        25,527
1982  J      25,195        25,731
      F      25,113        25,968
      M      25,278        26,222
      A      25,722        26,518
      M      25,770        26,799
      J      25,861        27,057
      J      25,945        27,341
      A      26,850        27,549
      S      27,028        27,689
      O      27,937        27,852
      N      28,411        28,028
      D      28,690        28,216
1983  J      29,131        28,410
      F      29,492        28,587
      M      29,965        28,767
      A      30,862        28,971
      M      30,943        29,171
      J      31,495        29,366
      J      31,284        29,584
      A      31,627        29,808
      S      31,938        30,035
      O      31,930        30,263
      N      32,348        30,475
      D      32,418        30,698
1984  J      32,490        30,931
      F      32,222        31,150
      M      32,577        31,378
      A      32,826        31,632
      M      32,297        31,879
      J      32,719        32,118
      J      32,701        32,381
      A      34,295        32,650
      S      34,470        32,931
      O      34,708        33,260
      N      34,705        33,503
      D      35,205        33,717
1985  J      36,503        33,936
      F      36,845        34,133
      M      37,000        34,345
      A      37,089        34,592
      M      38,272        34,820
      J      38,673        35,012
      J      38,748        35,229
      A      38,744        35,423
      S      38,262        35,635
      O      39,208        35,867
      N      40,706        36,086
      D      41,803        36,320
1986  J      42,011        36,524
      F      43,792        36,717
      M      45,230        36,938
      A      45,021        37,130
      M      46,493        37,312
      J      47,036        37,506
      J      45,602        37,701
      A      47,609        37,874
      S      45,430        38,045
      O      46,935        38,220
      N      47,703        38,369
      D      47,070        38,557
1987  J      50,789        38,719
      F      52,147        38,885
      M      53,115        39,068
      A      52,912        39,240
      M      53,327        39,389
      J      55,086        39,578
      J      56,925        39,760
      A      58,441        39,947
      S      57,685        40,127
      O      49,695        40,367
      N      47,333        40,509
      D      49,428        40,667
1988  J      50,743        40,785
      F      52,280        40,972
      M      51,393        41,152
      A      51,824        41,342
      M      52,174        41,553
      J      53,765        41,756
      J      53,732        41,969
      A      52,733        42,217
      S      54,245        42,478
      O      55,302        42,738
      N      54,915        42,981
      D      55,673        43,252
1989  J      58,362        43,490
      F      57,529        43,755
      M      58,548        44,048
      A      60,672        44,343
      M      62,465        44,694
      J      62,377        45,011
      J      66,323        45,326
      A      67,365        45,662
      S      67,310        45,958
      O      66,344        46,271
      N      67,446        46,590
      D      68,687        46,874
1990  J      65,533        47,142
      F      66,234        47,410
      M      67,578        47,714
      A      66,541        48,043
      M      71,214        48,370
      J      70,982        48,674
      J      70,955        49,005
      A      66,481        49,329
      S      64,314        49,625
      O      64,286        49,962
      N      67,252        50,247
      D      68,667        50,548
1991  J      70,922        50,811
      F      74,664        51,055
      M      76,053        51,280
      A      76,316        51,552
      M      78,820        51,794
      J      76,216        52,011
      J      78,945        52,266
      A      80,422        52,507
      S      79,523        52,748
      O      80,405        52,970
      N      78,042        53,176
      D      84,752        53,378
1992  J      83,616        53,560
      F      84,486        53,710
      M      83,290        53,892
      A      85,196        54,065
      M      85,604        54,216
      J      84,717        54,390
      J      87,387        54,558
      A      86,078        54,700
      S      86,890        54,842
      O      87,176        54,969
      N      89,486        55,095
      D      90,453        55,249
1993  J      91,013        55,376
      F      92,016        55,498
      M      93,614        55,637
      A      91,858        55,770
      M      93,843        55,893
      J      94,136        56,033
      J      93,836        56,167
      A      96,699        56,308
      S      96,183        56,454
      O      97,774        56,578
      N      97,093        56,720
      D      98,087        56,850
1994  J     100,753        56,992
      F      98,615        57,112
      M      95,249        57,266
      A      96,281        57,421
      M      97,589        57,605
      J      95,734        57,783
      J      98,297        57,945
      A     101,558        58,159
      S      99,666        58,375
      O     101,566        58,596
      N      98,647        58,813
      D      99,883        59,072
1995  J     102,044        59,320
      F     105,307        59,557
      M     107,925        59,831
      A     110,571        60,095
      M     114,257        60,419
      J     116,566        60,703
      J     119,871        60,976
      A     120,235        61,263
      S     124,521        61,526
      O     124,249        61,816
      N     128,920        62,075
      D     131,003        62,379
1996  J     157,783        65,623

$65,623 Without Interest Exposed to Stock Market
     (S&P 500)

                      [END OF GRAPHICALLY REPRESENTED DATA]

Another variation of the example in Chart 5 is to gradually transfer principal from a fixed investment into the stock market. Chart 6 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500).

The total investment, given this strategy, would have grown to $167,238 in 1996. In contrast, had the principal not been transferred, the fixed investment would have grown to $65,623. See "Notes" below.

                                     CHART 6

$167,238 with Principal Transfer

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value    Market Value
Month     of S&P 500      If 100% in
Ending    & Fixed Acct    3 Mo. T-Bil

1980  J      20,540          20,160
      F      20,702          20,339
      M      20,770          20,586
      A      21,068          20,845
      M      21,425          21,014
      J      21,659          21,142
      J      22,000          21,254
      A      22,149          21,390
      S      22,394          21,550
      O      22,623          21,755
      N      23,446          21,964
      D      23,372          22,252
1981  J      23,246          22,483
      F      23,569          22,724
      M      24,053          22,999
      A      24,031          23,247
      M      24,246          23,514
      J      24,324          23,832
      J      24,514          24,127
      A      24,051          24,436
      S      23,651          24,739
      O      24,397          25,039
      N      25,087          25,306
      D      24,857          25,527
1982  J      24,193          25,731
      F      23,594          25,968
      M      23,618          26,222
      A      24,248          26,518
      M      23,995          26,799
      J      23,892          27,057
      J      23,731          27,341
      A      25,407          27,549
      S      25,647          27,689
      O      27,281          27,852
      N      28,031          28,028
      D      28,386          28,216
1983  J      29,041          28,410
      F      29,568          28,587
      M      30,282          28,767
      A      31,737          28,971
      M      31,721          29,171
      J      32,549          29,366
      J      32,000          29,584
      A      32,424          29,808
      S      32,790          30,035
      O      32,616          30,263
      N      33,176          30,475
      D      33,142          30,698
1984  J      33,104          30,931
      F      32,544          31,150
      M      32,969          31,378
      A      33,202          31,632
      M      32,246          31,879
      J      32,767          32,118
      J      32,593          32,381
      A      34,841          32,650
      S      34,959          32,931
      O      35,133          33,260
      N      35,058          33,503
      D      35,692          33,717
1985  J      37,434          33,936
      F      37,844          34,133
      M      37,970          34,345
      A      37,984          34,592
      M      39,531          34,820
      J      40,023          35,012
      J      40,038          35,229
      A      39,976          35,423
      S      39,254          35,635
      O      40,428          35,867
      N      42,341          36,086
      D      43,701          36,320
1986  J      43,926          36,524
      F      46,184          36,717
      M      47,968          36,938
      A      47,659          37,130
      M      49,498          37,312
      J      50,136          37,506
      J      48,265          37,701
      A      50,769          37,874
      S      47,982          38,045
      O      49,830          38,220
      N      50,767          38,369
      D      49,918          38,557
1987  J      54,519          38,719
      F      56,165          38,885
      M      57,317          39,068
      A      57,035          39,240
      M      57,525          39,389
      J      59,630          39,578
      J      61,849          39,760
      A      63,662          39,947
      S      62,711          40,127
      O      52,932          40,367
      N      50,090          40,509
      D      52,585          40,667
1988  J      54,165          40,785
      F      55,951          40,972
      M      54,862          41,152
      A      55,344          41,342
      M      55,720          41,553
      J      57,582          41,756
      J      57,509          41,969
      A      56,280          42,217
      S      58,018          42,478
      O      59,225          42,738
      N      58,749          42,981
      D      59,588          43,252
1989  J      62,695          43,490
      F      61,691          43,755
      M      62,824          44,048
      A      65,234          44,343
      M      67,232          44,694
      J      67,118          45,011
      J      71,581          45,326
      A      72,728          45,662
      S      72,661          45,958
      O      71,544          46,271
      N      72,760          46,590
      D      74,150          46,874
1990  J      70,617          47,142
      F      71,385          47,410
      M      72,851          47,714
      A      71,676          48,043
      M      76,833          48,370
      J      76,576          48,674
      J      76,526          49,005
      A      71,611          49,329
      S      69,246          49,625
      O      69,192          49,962
      N      72,438          50,247
      D      73,964          50,548
1991  J      76,420          50,811
      F      80,470          51,055
      M      81,977          51,280
      A      82,241          51,552
      M      84,947          51,794
      J      82,165          52,011
      J      85,076          52,266
      A      86,666          52,507
      S      85,709          52,748
      O      86,662          52,970
      N      84,157          53,176
      D      91,300          53,378
1992  J      90,106          53,560
      F      91,047          53,710
      M      89,770          53,892
      A      91,798          54,065
      M      92,244          54,216
      J      91,302          54,390
      J      94,130          54,558
      A      92,765          54,700
      S      93,626          54,842
      O      93,940          54,969
      N      96,377          55,095
      D      97,388          55,249
1993  J      97,994          55,376
      F      99,055          55,498
      M     100,732          55,637
      A      98,899          55,770
      M     100,989          55,893
      J     101,297          56,033
      J     100,991          56,167
      A     103,992          56,308
      S     103,458          56,454
      O     105,136          56,578
      N     104,425          56,720
      D     105,474          56,850
1994  J     108,259          56,992
      F     106,046          57,112
      M     102,533          57,266
      A     103,617          57,421
      M     104,976          57,605
      J     103,062          57,783
      J     105,741          57,945
      A     109,118          58,159
      S     107,170          58,375
      O     109,151          58,596
      N     106,146          58,813
      D     107,426          59,072
1995  J     109,681          59,320
      F     113,071          59,557
      M     115,775          59,831
      A     118,526          60,095
      M     122,319          60,419
      J     124,733          60,703
      J     128,155          60,976
      A     128,547          61,263
      S     132,973          61,526
      O     132,710          61,816
      N     137,525          62,075
      D     139,695          62,379
96    J     167,238          65,623

$65,623 Without Principal Transfer

                     [END OF GRAPHICALLY REPRESENTED DATA]

NOTES
1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return. However, market value and return on such securities will fluctuate prior to maturity.

The Equitable Accumulator Select can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Accumulator offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Alliance Money Market Fund to other Investment Funds, dollar cost averaging attempts to shield your investment from short-term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Annuity Benefits and Payout Annuity Options," in
Part 4 of the prospectus. Chart 7 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment.
Calculations  in the Chart are based on the  following  assumption:  a  $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15-year period. In contrast, under the life annuity scenarios, there is no residual amount left.

                                CHART 7
                            MONTHLY INCOME
                        ($100,000 CONTRIBUTION)
------------------------------------------------------------------------
                     PRINCIPAL                JOINT AND SURVIVOR*
                        AND              -------------------------------
           INTEREST  INTEREST               50%     66.67%      100%
             ONLY       FOR     SINGLE      TO        TO         TO
ANNUITANT  FOR LIFE  15 YEARS    LIFE    SURVIVOR  SURVIVOR   SURVIVOR
------------------------------------------------------------------------
Male 65     $401       $785     $  617     $560      $544      $513
Male 70      401        785        685      609       588       549
Male 75      401        785        771      674       646       598
Male 80      401        785        888      760       726       665
Male 85      401        785      1,045      878       834       757
-------------------
The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase
rates  available  at  annuitization  may  vary,   depending   primarily  on  the
annuitization interest rate, which may not be less than an annual rate of 2.5%.

* The Joint and Survivor Annuity Forms are based on male and female Annuitants of the same age.

--------------------------------------------------------------------------------
PART 8 -- FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates.

There are no financial statements for the Separate Account as the Certificates were first offered on October 1, 1997.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of
        Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the  first  quarter  of 1995,  the  Company  adopted  SFAS  No.  114,
        "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2)
        million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In  1991,   management  adopted  a  plan  to  discontinue  the  business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its
        $100.0  million   revolving  credit  facility  and  its  $100.0  million
        commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law
        Section 4226 and deceptive practices under New York General Business Law
        Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled  Fletcher,  et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston
        General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net
        (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

22)     SUBSEQUENT EVENTS (UNAUDITED)

        On June 10, 1997, Equitable Life sold EREIM (other than EQ Services, Inc. and its interest in Column Financial, Inc.) to Lend Lease
        Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements pursuant to which EREIM will continue to provide to Equitable Life's General Account and Separate Accounts substantially the same services, for substantially the same fees, as provided prior to the sale.

        The businesses sold reported combined revenues of $226.1 million and combined net earnings of $30.7 million in 1996. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for the six months ended June 30, 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million.